     As filed with the Securities and Exchange Commission on April 30, 2003
                                                 FILE Nos. 33-77496
                                                           811-08470

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 12 on Form N-6
                     to Registration Statement on Form S-6

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 3

                             JPF SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                              Ronald R. Angarella
                                   President

                     Jefferson Pilot Securities Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:


          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                                    Christopher S. Petito
Jefferson Pilot Financial Insurance Company            Jorden Burt LLP
          One Granite Place                    1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                  Washington, D.C. 20007-5208


                               ------------------


Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

   _____  Immediately upon filing pursuant to paragraph (b)
   __X__  On May 1, 2003, pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date) pursuant to paragraph (a)(1) of Rule 485.


     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                             PROSPECTUS: MAY 1, 2003

                                   ENSEMBLE II

                             JPF SEPARATE ACCOUNT B

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 One Granite Place, Concord, New Hampshire 03301
                          Telephone No.: 1-800-258-3648

This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot LifeAmerica Insurance Company ("we" or "JP LifeAmerica" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account B ("Separate Account B" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account B support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account B. Each Division invests exclusively in one of the following
Portfolios:

JPVF GROWTH PORTFOLIO

JPVF STRATEGIC GROWTH PORTFOLIO

JPVF MID-CAP GROWTH PORTFOLIO
JPVF CAPITAL GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II
AYCO GROWTH FUND
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
MFS RESEARCH SERIES
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP TECHNOLOGY
PROFUND VP HEALTHCARE
PROFUND VP FINANCIAL
SCUDDER VIT SMALL CAP INDEX FUND, CLASS B
TEMPLETON FOREIGN SECURITIES
  FUND: CLASS I
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO II
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF SMALL COMPANY
  GROWTH PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                            PAGE
                                                            ----
POLICY BENEFITS/RISKS SUMMARY                                 3
POLICY RISKS                                                  4
PORTFOLIO RISKS                                               5
FEE TABLES                                                    6
DEFINITIONS                                                  11
THE COMPANY                                                  12
THE SEPARATE ACCOUNT                                         13
INVESTMENT AND FIXED ACCOUNT OPTIONS                         14
  Separate Account Investments                               14
  Investment Advisers and Objectives for Each of the Funds   14
  Mixed and Shared Funding; Conflicts of Interest            18
  Fund Additions, Deletions or Substitutions                 18
  General Account                                            18
POLICY CHOICES                                               19
  General                                                    19
  Premium Payments                                           19
  Modified Endowment Contract                                19
  Compliance with the Internal Revenue Code                  20
  Backdating                                                 20
  Allocation of Premiums                                     20
  Death Benefit Options                                      20
  Transfers and Allocations to Funding Options               21
  Telephone Transfers, Loans and Reallocations               22
  Automated Transfers (Dollar Cost Averaging and
    Portfolio Rebalancing)                                   22
POLICY VALUES                                                23
  Accumulation Value                                         23
  Unit Values                                                23
  Net Investment Factor                                      24
  Surrender Value                                            24
  CHARGES & FEES                                             24
  Charges & Fees Assessed Against Premium                    24
  Charges & Fees Assessed Against Accumulation Value         25
  Charges & Fees Assessed Against the Separate Account       25
  Charges Deducted Upon Surrender                            26
  Surrender Charges on Surrenders and Withdrawals            27

POLICY RIGHTS                                                28
  Surrenders                                                 28
  Withdrawals                                                28
  Grace Period                                               28
  Reinstatement of a Lapsed Policy                           29
  Right to Defer Payment                                     29
  Policy Loans                                               29
  Policy Changes                                             30
  Right of Policy Examination ("Free Look Period")           31
  Maturity Benefit                                           31
  Supplemental Benefits                                      31
DEATH BENEFIT                                                32
POLICY SETTLEMENT                                            32
  Settlement Options                                         32
ADDITIONAL INFORMATION                                       33
  Reports to Policyowners                                    33
  Right to Instruct Voting of Fund Shares                    33
  Disregard of Voting Instructions                           34
  State Regulation                                           34
  Legal Matters                                              34
  Financial Statements                                       34
  Employment Benefit Plans                                   34
TAX MATTERS                                                  35
  General                                                    35
  Federal Tax Status of the Company                          35
  Life Insurance Qualification                               35
  Charges for JP Financial Income Taxes                      38
MISCELLANEOUS POLICY PROVISIONS                              39
  The Policy                                                 39
  Payment of Benefits                                        39
  Suicide and Incontestability                               39
  Protection of Proceeds                                     39
  Nonparticipation                                           39
  Changes in Owner and Beneficiary; Assignment               39
  Misstatements                                              39
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES, CASH
  VALUES AND DEATH BENEFITS                                 A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

-  POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (page 11 below) defines certain words and phrases used in this prospectus.

   The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-  ISSUANCE AND UNDERWRITING

   We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards.

-  DEATH BENEFIT

   The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

   CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

-  ACCESS TO CASH VALUE

   LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

   PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Cash Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.


   SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Surrender Value and outstanding Policy Debt. A surrender may have tax consequences.


-  FLEXIBILITY OF PREMIUMS


   After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount your select. You may also choose to make pre-authorized automatic monthly premium payments.


-  "FREE LOOK" PERIOD


   You have the right to examine and cancel your Policy by returning it to our Service Office no later than 20 days after you receive the Policy, within 45 days of the date of execution of the application or within 20 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.


-  OWNERSHIP RIGHTS

   While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-  SEPARATE ACCOUNT

   The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-  GENERAL ACCOUNT

   You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

-  TRANSFERS


   GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.


   DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

   PORTFOLIO REBALANCING: We will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-  SETTLEMENT OPTIONS

   There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-  CASH VALUE

   Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-  TAX BENEFITS

   Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-  SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

   POLICY RISKS

-  INVESTMENT RISK

   If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.

-  SUITABILITY


   Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your cash value. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.


-  RISK OF LAPSE


   If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not lapse if you make a payment sufficient to cover the Monthly Deduction for at least three policy months following the reinstatement date and any unpaid monthly administrative charges. Subject to certain conditions you may reinstate a lapsed Policy.

-  TAX RISKS

   Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

   Existing tax laws that benefit this Policy may change at any time.

-  WITHDRAWAL AND SURRENDER RISKS

   A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

   A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

   A surrender or partial withdrawal may have tax consequences.

-  LOAN RISKS


   Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.


   PORTFOLIO RISKS

   Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

   The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

   THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES


                                    WHEN CHARGE IS
CHARGE                              DEDUCTED                                   AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge(1)               Each Premium Payment                       MAXIMUM: 2.5% of premium
                                                                               Current: 2.0% of premium

Surrender Charge(2)                 Policy surrender, partial withdrawal, or   MAXIMUM = $60.55 per $1,000 of Specified Amount
                                    lapse in first ten Policy Years and        (Policy surrendered in 1st Policy Year for male
                                    first ten years after any increase in      smoker age 85)
                                    Specified Amount
                                                                               MINIMUM = $0.10 per $1,000 of Specified Amount
                                                                               (Policy surrendered in 10th Policy Year, for female
                                                                               non-smoker, ages 0 through 15)

                                                                               For 37 year old, male non-smoker, Standard rating
                                                                               class: $3.24 per $1,000 of Specified Amount in Policy
                                                                               Year 1, declining to $0.54 per $1,000 of Specified
                                                                               Amount in Policy Year 10

Transfer Fees                       Upon Transfer                              $0 on first 12 transfers in each Policy Year; the
                                                                               lesser of $25 or 10% of the amount transferred.
                                                                               transfer thereafter

Withdrawal Charge                   Upon Withdrawal                            The lesser of $25 or 2% of the partial withdrawal
                                                                               amount.

In-force Policy Illustrations       Upon Request                               $25(3)

Net Policy Loan Interest Rate(4)    Upon each Policy Anniversary or, when      Type A Loan: 0%(5)
                                    applicable, loan repayment, Policy         Type B Loan: 2% annually
                                    surrender, reinstatement of Policy or
                                    death of the Insured


(1) We reserve the right to increase these tax charges to a maximum of 2.5% of premium due to changes in state tax laws that increase our tax liability.


(2) This charge applies to all surrenders, partial withdrawals and lapses. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Guideline Annual Premium varies based on your policy's Specified Amount, Issue Age, risk classification, and sex of the Insured. Your Policy's Surrender Charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or
     (ii) the Premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below declining to 0 after the 10th Policy Year:


                                 POLICY YEAR             SURRENDER CHARGE FACTOR
                                 -----------             -----------------------
                                    1-5                            .30
                                      6                            .25
                                      7                            .20
                                      8                            .15
                                      9                            .10
                                     10                            .05
                           11 and after                              0


     For more information and an example, see "Charges Deducted upon Surrender" at page [26] below
     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or lapse. See "Charges Deducted Upon Surrender," beginning on page [26].
     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.
(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See POLICY LOANS, beginning on page [29].

   THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                          WHEN CHARGE IS
CHARGE                    DEDUCTED         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------
Cost of Insurance         Monthly on       Minimum: $0.06 per $1,000
(per $1,000 of net        Monthly          Maximum: $25.48 per $1,000
amount at risk)(1)        Anniversary
                          Date             For 37 year old male non-smoker,
                                           Standard rating class:
                                             Minimum: $0.16 per $1,000
                                             Maximum: $25.26 per $1,000

Mortality and Expense     Accrued Daily        Policy Years 1-10: 0.90% annually
Risk Charge(2)                                 Policy Years 11+:  0.65% annually

Administrative Expense    Monthly on       $6 per month
Charge                    Monthly
                          Anniversary
                          Date

Tax                       Each Valuation   Currently none(3)
Charge                    Period



(1) The cost of insurance charge varies based on the Insured's Issue Age, sex, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance." on page 25.

     The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.
(2)  The rates given are effective annual rates.
(3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page 26 below.


     CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES


                                    WHEN CHARGE IS
                                    DEDUCTED                                   AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit            Monthly on the Monthly Anniversary Date    $0.07 - $0.16 per $1000 of Insurance Risk

                                                                               37 year old male non-smoker, Standard rating class
                                                                               (1), (4): $0.07 per $1,000 of Insurance Risk

Automatic Increase                  Monthly on the Monthly Anniversary Date    $0.01 - $0.11 per $1,000 of Initial Specified Amount

                                                                               37 year old male non-smoker, Standard rating class
                                                                               (2), (4): $0.01 per $1,000 of Specified Amount.

Children's Term Insurance           Monthly on the Monthly Anniversary Date    $.50 per $1,000 of Death Benefit

Guaranteed Death Benefit            Monthly on the Monthly Anniversary Date    $0.01 per $1,000 of Specified Amount.

Guaranteed Insurability Rider       Monthly on the Monthly Anniversary Date    $0.03 - $0.16 per $1,000 of Specified Amount

                                                                               37 year old male non-smoker, Standard rating class
                                                                               (2), (4): $0.13 per $1,000 of Specified Amount

Other Insured Term Rider            Monthly on the Monthly Anniversary Date    $0.07 - $4.21 per $1,000 of Death Benefit

                                                                               $37 year old female non-smoker, Standard rating
                                                                               class (3), (4): $0.14 per $1,000 of Death Benefit

Waiver of Specified Premium Rider   Monthly on the Monthly Anniversary Date    $0.01 - $0.12 per $1000 of Monthly Premium

                                                                               37 year old male non-smoker, Standard rating class
                                                                               (1), (4): $0.01 per $1,000 of Specified Amount

Exchange of Insured Rider           At time of exchange                        $1.00 per $1,000 of Specified Amount, not to exceed
                                                                               $150

Terminal Illness Accelerated        At time of benefit acceleration request    $300
Benefit Rider

Primary Insured Term Rider          Monthly on the Monthly Anniversary Date    $0.06 - $25.48 per $1,000 of Death Benefit

                                                                               37 year old male non-smoker, Preferred rating class
                                                                               (3), (4): $0.16 - $25.26 per $1,000 of Death Benefit



(1) The monthly rate for this rider is based on the Attained Age of the Insured.


(2) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(3)  See footnote (1) on page 7.


(4) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

   THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)


                                                               MINIMUM   MAXIMUM
                                                               -------   -------
Total Annual Portfolio Operating Expenses (expenses that are    0.30%     3.67%
deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), without
waivers or expense reimbursements

Total Annual Portfolio Operating Expenses (expenses that are    0.28%     1.98%
deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), with
contractual waivers and expense reimbursements


(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended [December 31, 2002] for the Portfolios in which the Variable Account invests. [Note: This section will be updated by post-effective amendment.]


     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2003. The 1.98% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for three Portfolios, and the expense limits are terminable after December 31, 2003. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were [1.98%] and [0.28%], respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.


     The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2002, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

   INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
   (as a percentage of average net assets)
   NOTE: Fees and charges will be updated by post-effective amendment


                                                                 12b-1 OR              TOTAL PORTFOLIO            TOTAL PORTFOLIO
                                                          MGMT.   SERVICE     OTHER       EXPENSES         TOTAL      EXPENSES
                                                          FEES     FEES     EXPENSES  (WITHOUT WAIVERS)   WAIVERS  (WITH WAIVERS)
ProFund VP Technology(6)                                  0.75%    0.25%     1.27%          2.27%          0.29%       1.98%
Vanguard VIF Small Company Growth(8)                      0.54%              0.03%          0.57%           N/A        0.57%
ProFund VP Financial(6)                                   0.75%    0.25%     1.14%          2.14%          0.16%       1.98%
JPVF Growth                                               0.75%              0.12%          0.87%           N/A        0.87%
Fidelity VIP Growth                                       0.58%              0.09%          0.67%           N/A        0.67%
Scudder VIT Small Cap Index(7)                            0.35%    0.25%     0.28%          0.88%          0.18%       0.70%
JPVF Small Company                                        0.75%              0.11%          0.86%           N/A        0.86%
ProFund VP Healthcare(6)                                  0.75%    0.25%     1.14%          2.14%          0.16%       1.98%
T. Rowe Price Mid-Cap Growth(10)                          0.85%    0.25%                    1.10%           N/A        1.10%
JPVF Mid-Cap Growth                                       0.90%              0.27%          1.17%           N/A        1.17%
JPVF Strategic Growth                                     0.80%              0.13%          0.93%           N/A        0.93%
MFS VIT Research Series                                   0.75%              0.12%          0.87%           N/A        0.87%
JPVF Mid-Cap Value                                        1.05%              0.15%          1.20%           N/A        1.20%
JPVF Capital Growth(2)                                    0.86%              0.06%          0.92%           N/A        0.92%
Vanguard VIF Mid-Cap Index(9)                             0.24%              0.06%          0.30%           N/A        0.30%
Ayco Growth(4)                                            0.80%              2.87%          3.67%           N/A        3.67%
JPVF Small-Cap Value(1)                                   1.30%              0.12%          1.42%           N/A        1.42%
American Century VP International                         1.30%                             1.30%           N/A        1.30%
American Century VP Value                                 0.85%    0.25%                    1.10%           N/A        1.10%
Fidelity VIP Equity-Income                                0.48%              0.09%          0.57%           N/A        0.57%
JPVF Value                                                0.75%              0.07%          0.82%           N/A        0.82%
Templeton Foreign Securities(1)                           0.70%    0.25%     0.20%          1.15%          0.02%       1.13%
JPVF International Equity                                 1.00%              0.19%          1.19%           N/A        1.19%
MFS VIT Utilities Series                                  0.75%              0.19%          0.94%           N/A        0.94%
JPVF S&P 500 Index(3)                                     0.24%              0.10%          0.34%           N/A        0.34%
JPVF World Growth Stock                                   0.75%              0.10%          0.85%           N/A        0.85%
Fidelity VIP Contrafund(R)                                0.58%              0.10%          0.68%           N/A        0.68%
Vanguard VIF REIT Index(9)                                0.34%              0.05%          0.39%           N/A        0.39%
JPVF High Yield Bond                                      0.75%              0.41%          1.16%           N/A        1.16%
JPVF Balanced                                             0.75%              0.11%          0.86%           N/A        0.86%
PIMCO Total Return(5)                                     0.25%    0.15%     0.26%          0.66%          0.01%       0.65%
JPVF Money Market                                         0.50%              0.07%          0.57%           N/A        0.57%



 (1) The Fund Manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

 (2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.

 (3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.34%. The expense reimbursement plan is pursuant to a contract which may be terminated by that investment adviser at any time.
 (4) The Fund's investment adviser has agreed through December 31, 2003 to waive other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2002.
 (5) PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets.
 (6) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2003. After such date, the expense limitation may be terminated or revised.
 (7) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses (other than Rule 12b-1 fees) to 0.45% of the average daily net assets of the Fund until April 30, 2005.

 (8) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.
 (9) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.
(10) T. Rowe Price Mid-Cap Growth Portfolio-II is a share class of T. Rowe Price Mid-Cap Growth Portfolio. The II class is not a separate mutual fund. The II class pays a 0.25% 12b-1 distribution fee to participating insurance companies. The portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

   DEFINITIONS

   ACCUMULATION Value--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

   AGE--The Insured's age at his/her nearest birthday.

   ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

   ATTAINED AGE--The Insured's age at the last Policy Anniversary.

   BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary. CASH VALUE--The Accumulation Value less any Surrender Charge.

   CODE--The Internal Revenue Code of 1986, as amended.

   COMPANY--Jefferson Pilot LifeAmerica Insurance Company.

   COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

   DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our Service Office.

   DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

   DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

   DIVISION--A separate division of Separate Account B which invests only in the shares of a specified Portfolio of a Fund.

   FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

   GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.


   GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.


   INSURED--The person on whose life the Policy is issued.

   ISSUE AGE--The Insured's age on the Policy's Issue Date.

   ISSUE DATE--The effective date on which the Policy is issued.

   LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.


   MATURITY DATE--Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.


   MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

   MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.


   NET PREMIUM--The gross premium less the Premium Tax Charge.


   POLICY--The life insurance contract described in this Prospectus.

   POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is the date the Policy is issued.

   POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon. PORTFOLIO--A separate investment series of one of the Funds.

   PROOF OF DEATH--One or more of: a) a copy of a certified death certificate;
   b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

   SEC--Securities and Exchange Commission.

   SEPARATE ACCOUNT B OR THE SEPARATE ACCOUNT--JPF Separate Account B, a separate investment account we established to fund the Policy.

   SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

   SPECIFIED AMOUNT--The amount you choose at application, which you may subsequently increase or decrease, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

   STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands, or any other possession of the United States.

   SURRENDER CHARGE--An amount we retain upon the Surrender of the Policy, a withdrawal or a lapse.

   SURRENDER VALUE--Cash Value less any Policy Debt.

   VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

   VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

   THE COMPANY


   Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica" or "the Company") is a stock life insurance company chartered in 1897 in New Jersey. Prior to May 1, 1998, JP LifeAmerica was known as Chubb Colonial Life Insurance Company. JP LifeAmerica is a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JP Financial"), a Nebraska life insurance company. Effective April 30, 1997, JP Financial, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. JP LifeAmerica's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

   The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands and in the District of Columbia.


   At December 31, 2002, JP LifeAmerica had total assets of approximately $1,379,965,388, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including JP LifeAmerica) were approximately $30.6 billion.


   The Company writes individual life insurance and annuities, which are subject to New Jersey law governing insurance.

   The Company is currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account B, but reflect the opinion of the rating companies as to the Company's relative financial strength and ability to meet our contractual obligations to our policyowners.

   THE SEPARATE ACCOUNT

   The Separate Account underlying the Policy is JPF Separate Account B. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, their investment objectives and their investment advisers are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

   Separate Account B was established under New Jersey law on March 2, 1994. Under New Jersey Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct.

   We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

   No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

   DIVISIONS. The Policy presently offers thirty-two Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

   INVESTMENT AND FIXED ACCOUNT OPTIONS

   You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.

   SELECTING INVESTMENT OPTIONS

   - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

   - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

   - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-  SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.

   The Separate Account is currently divided into 32 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

   Jefferson Pilot Variable Fund, Inc. ("JPVF")
   American Century Variable Portfolios, Inc.
   Ayco Series Trust

   Fidelity(R) Variable Insurance Products Fund ("VIP")
   Franklin Templeton Variable Insurance Products Trust

   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP

   Scudder Investment VIT Funds

   T. Rowe Price Equity Series Inc.
   Vanguard VIF Variable Insurance Fund

   Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the Scudder Investment VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. T. Rowe Price Associates ("T. Rowe Price") is the investment adviser to T. Rowe Price Equity Series, Inc. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo &Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.


   Following are the investment objectives and managers for each of the
   Portfolios:

                            EQUITY PORTFOLIO CHOICES


   PORTFOLIO NAME                                  OBJECTIVE                                                 MANAGER
   --------------------------------------------------------------------------------------------------------------------------------
   JPVF Growth Portfolio                           Capital growth by investing primarily in equity           Strong Capital
                                                   securities that the Sub-Investment Manager                Management, Inc.
                                                   believes have above-average growth prospects.

   JPVF Strategic Growth Portfolio                 Long-term growth of capital. Dividend and                 T. Rowe Price
   (formerly JPVF Emerging Growth                  interest income from portfolio securities, if any, is
   Portfolio)                                      incidental to the Portfolio's investment objective
                                                   of long-term growth.

   JPVF Mid-Cap Growth Portfolio                   Seeks capital appreciation.                               Turner Investment
                                                                                                             Partners, Inc.

   JPVF Capital Growth Portfolio                   Seeks capital growth. Realization of income is            Janus Capital
                                                   not a significant investment consideration and any        Management LLC
                                                   income realized will be incidental.                       ("Janus")

   JPVF Small Company Portfolio                    Seeks growth of capital. The Portfolio pursues its        Lord, Abbett &
                                                   objective by investing primarily in a diversified         Company, LLC
                                                   portfolio of equity securities issued by small
                                                   companies.

   JPVF Mid-Cap Value Portfolio                    Seeks capital appreciation.                               Wellington Management
                                                                                                             Company

   JPVF S&P 500 Index Portfolio(1)                 Seeks investment results that correspond to the           Barclays Global Fund
                                                   total return of common stocks publicly traded in          Advisors
                                                   the United States, as represented by the S&P 500.

   JPVF Small-Cap Value Portfolio                  Seeks long-term capital appreciation by investing         Dalton, Greiner,
                                                   primarily in securities of small-cap companies.           Hartman, Maher & Co.

   JPVF Value Portfolio                            Long-term growth of capital by investing                  Credit Suisse
                                                   primarily in a wide range of equity issues that           Management, LLC
                                                   may offer capital appreciation and, secondarily,
                                                   seeks a reasonable level of current income.

   JPVF International Equity Portfolio             Long-term growth of capital through investments           Marsico Capital
                                                   in securities whose primary trading markets are           Management, LLC.
                                                   outside the United States.

   JPVF World Growth Stock Portfolio               Long-term growth through a policy of investing            TIC
                                                   primarily in stocks of companies organized in the
                                                   U.S. or in any foreign nation. A portion of the
                                                   Portfolio may also be invested in debt obligations
                                                   of companies and governments of any nation.
                                                   Any income realized will be incidental.

   American Century(R) VP                          Seeks capital growth.                                     American Century
   International Fund

   American Century(R) VP                          Seeks long-term capital growth.                           American Century
   Value Fund, Class II                            Income is a secondary objective.

   Ayco Growth Fund                                Seeks long-term growth of capital.                        The Ayco Company, L.P.

                            EQUITY PORTFOLIO CHOICES


   PORTFOLIO NAME                                  OBJECTIVE                                                 MANAGER
   --------------------------------------------------------------------------------------------------------------------------------
   VIP Growth Portfolio                            Seeks to achieve capital appreciation.                    FMR

   VIP Equity-Income Portfolio                     Seeks reasonable income by investing primarily            FMR
                                                   in income-producing equity securities. In
                                                   choosing these securities the Portfolio will
                                                   also consider the potential for capital
                                                   appreciation. The Portfolio's goal is to achieve
                                                   a yield which exceeds the composite yield on the
                                                   securities comprising the Standard & Poor's
                                                   Composite Index of 500 Stocks (S&P 500).

   VIP Contrafund(R) Portfolio                     Seeks long-term capital appreciation.                     FMR

   MFS VIT Research Series                         Seeks to provide long-term growth of capital and          MFS
                                                   future income.

   MFS VIT Utilities Series                        Seeks capital growth and current income (income           MFS
                                                   above that is available from a portfolio
                                                   invested entirely in equity securities).

   Templeton Foreign Securities                    Seeks long-term capital growth.                           TIC
   Fund: Class 1

   ProFund VP Technology                           Seeks daily investment results, before fees and           ProFund Advisors LLC
                                                   expenses, that correspond to the daily performance
                                                   of the Dow Jones U.S. Technology Sector Index.

   ProFund VP Healthcare                           Seeks daily investment results, before fees and           ProFund Advisors LLC
                                                   expenses, that correspond to the daily performance
                                                   of the Dow Jones U.S. Healthcare Sector Index.

   ProFund VP Financial                            Seeks daily investment results, before fees and           ProFund Advisors LLC
                                                   expenses, that corresponds to the daily performance
                                                   of the Dow Jones U.S. Financial Sector Index.

   Scudder VIT Small Cap                           Seeks to replicate, as closely as possible, before        Deutsche
   Index Fund Class B                              expenses, the performance of the Russell 2000
                                                   Small Stock Index, which emphasizes stocks of
                                                   small U.S. companies.

   T. Rowe Price Mid-Cap                           Seeks to provide long-term capital appreciation by        T. Rowe Price
   Growth Portfolio II                             investing in mid-cap stocks with potential for
                                                   above-average earnings growth.

   Vanguard(R) VIF Small Company                   Seeks to provide long-term growth of capital.             Granaham and GMO
   Growth Portfolio

   Vanguard(R) VIF Mid-Cap                         Seeks to provide long-term growth of capital              Vanguard
   Index Portfolio                                 by attempting to match the performance of
                                                   a broad-based market index of stocks of
                                                   medium-size U.S. companies.

   Vanguard(R) VIF REIT Index                      Seeks to provide a high level of income and               Vanguard
   Portfolio                                       moderate long-term growth of capital.


                     EQUITY & FIXED INCOME PORTFOLIO CHOICES

   PORTFOLIO NAME                                  OBJECTIVE                                                 MANAGER
   --------------------------------------------------------------------------------------------------------------------------------
   JPVF Balanced Portfolio                         Reasonable current income and long-term                   Janus
                                                   capital growth, consistent with
                                                   conservation of capital, by investing
                                                   primarily in common stocks and fixed
                                                   income securities.

                         FIXED INCOME PORTFOLIO CHOICES

   PORTFOLIO NAME                                  OBJECTIVE                                                 MANAGER
   --------------------------------------------------------------------------------------------------------------------------------
   JPVF High Yield Bond Portfolio                  High level of current income by investing                 MFS
                                                   primarily in corporate obligations with emphasis
                                                   on higher yielding, higher risk, lower-rated or
                                                   unrated securities.

   (1) "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                    EQUITY AND FIXED-INCOME PORTFOLIO CHOICES

   PORTFOLIO NAME                                  OBJECTIVE                                                 MANAGER
   --------------------------------------------------------------------------------------------------------------------------------
   JPVF Money Market Portfolio                     Seeks to achieve as high a level of                       MFS
                                                   current income as is consistent with
                                                   preservation of capital and liquidity.

   PIMCO Total Return Portfolio                    Seeks maximum total return, consistent                    PIMCO
                                                   with preservation of capital and prudent
                                                   investment management.

   An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

   Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

   Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

   We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Portfolios currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/ Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policyowners will not bear the attendant expense.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio share already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

      (a) to operate the Separate Account in any form permitted by law;

      (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

      (c) to transfer assets from one Division to another, or from any Division to our general account;

      (d) to add, combine, or remove Divisions in the Separate Account;

      (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges"; and

      (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our the general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

   POLICY CHOICES

-  GENERAL

   The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.


   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any good reason.


   The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS


   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).


   In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

-  MODIFIED ENDOWMENT CONTRACT

   The Policy will be allowed to become a modified endorsement contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-  BACKDATING

   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Home Office. For a backdated Policy, we will assess Issue Age policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-  ALLOCATION OF PREMIUMS


   We will allocate premium payments, net of the state tax charge, plus interest earned prior to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

   You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")


-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

   Under OPTION 1, the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the Insured multiplied by the corridor percentage, as described below.

   Under OPTION 2, the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death, or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

   The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

    ATTAINED      CORRIDOR     ATTAINED     CORRIDOR     ATTAINED      CORRIDOR     ATTAINED     CORRIDOR
      AGE        PERCENTAGE      AGE       PERCENTAGE      AGE        PERCENTAGE      AGE       PERCENTAGE
    --------     ----------    --------    ----------    --------     ----------    --------    ----------
   40 & below       250%          52          171%          64           122%          91          104%
       41           243           53          164           65           120           92          103
       42           236           54          157           66           119           93          102
       43           229           55          150           67           118           94          101
       44           222           56          146           68           117           95          100
       45           215           57          142           69           116
       46           209           58          138           70           115
       47           203           59          134           71           113
       48           197           60          130           72           111
       49           191           61          128           73           109
       50           185           62          126           74           107
       51           178           63          124          75-90         105

   Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

   After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

-  TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


   You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. You must transfer a minimum of $250 each time. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge the lesser of $25 or 10% of the amount transferred, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.


   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to increase the Specified Amount, surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate than that guaranteed for the General Account or charge a lower cost of insurance rate than those guaranteed in the Policy.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions may be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account and loan repayments.


   We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you. If we refuse or restrict a transfer, we will notify you promptly in writing or by telephone.


-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.


   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.


   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.


   You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.


   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging
   Program.

   POLICY VALUES

-  ACCUMULATION VALUE

   The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.


   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the state tax charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

      (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS


      (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

      (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

      (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

      (v)   all withdrawals from the Division during the current Valuation
            Period.


   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction allocated to the Divisions.


-  UNIT VALUES

   We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each

   Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

      (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

      (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge no greater than .0024657% for Policy Years 1 through 10 and .0017808% for Policy Years 11 and thereafter, representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% (Policy Years 1 through 10) and .65% (Policy Years 11 and thereafter) of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE

   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")

   CHARGES & FEES

-  CHARGES & FEES ASSESSED AGAINST PREMIUM

   PREMIUM CHARGES


   Before allocating a premium to any of the Divisions of Separate Account B and the General Account, we will deduct a state tax charge of 2.0%. We may also impose the state tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. The state tax charge reimburses us for taxes and other assessments we pay to New York state and local jurisdictions. The actual tax assesed falls between 1.7% and 2.5% of premiums received. We have determined that the state tax charges are reasonable in relation to our tax liability, but subject to state law, we reserve the right to increase these tax charges to a maximum of 2.5% due to changes in the state tax laws that increase our tax liability.

-  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

      (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

      (ii)  a Monthly Administrative Fee of $6, which may not be increased.

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

      (i)   is the current Cost of Insurance Rate as described in the Policy;

      (ii)  is the death benefit at the beginning of the policy month divided by
            1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

      (iii) is the Accumulation Value at the beginning of the policy month.

   If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

   The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.


   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Net Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the maximum Cost of Insurance rate shown in your Policy.


   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT


   MORTALITY AND EXPENSE RISK CHARGE


   We will assess a charge against each Division of the Separate Account, not to exceed .0024657% on a daily basis (.90% on an annual basis) in Policy Years 1 through 10, and .0017808% on a daily basis (.65% on an annual basis) in Policy Years 11 and thereafter, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

   ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL


   We may impose an Administrative Fee equal to the lesser of $25 or 10% of the amount transferred for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial net premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also assess an Administrative Fee for withdrawals equal to the lesser of $25 or 2% of the amount withdrawn.


-  CHARGES DEDUCTED UPON SURRENDER

   If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

   The initial Surrender Charge is specified in the Policy and is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's Surrender Charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

                    POLICY YEAR      SURRENDER CHARGE FACTOR
                    -----------      -----------------------
                         1-5                  .30
                          6                   .25
                          7                   .20
                          8                   .15
                          9                   .10
                         10                   .05
                    11 and after                0


   For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:



                    POLICY YEAR      SURRENDER CHARGE
                    -----------      ----------------
                        0-5             $ 368.40
                         6              $ 307.00
                         7              $ 245.60
                         8              $ 184.20
                         9              $ 122.80
                         10             $  61.40
                    11 and after        $   0.00


   We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option I to Death Benefit Option II. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

   (1) is A times B divided by C, where:

      (a) is the amount of the increase in the Specified Amount;

      (b) is the sum of the Cash Value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

      (c) is the Specified Amount in effect after the increase in the Specified Amount.

   (2) is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.


   The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.


   The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

   All applicable Surrender Charges are imposed on Surrenders.


   We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We also will deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn.


   OTHER CHARGES

   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes we pay on the assets attributable to that Division.

   Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

   POLICY RIGHTS

-  SURRENDERS


   By written request, you may surrender or exchange the Policy under Code
   Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits.")


-  WITHDRAWALS

   By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

   Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

   -  The Policy's Cash Value will be reduced by the amount of the withdrawal;

   - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

   - Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

   The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

   If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

   If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.


   You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment", "Policy Changes" and "Payment of Benefits.")


-  GRACE PERIOD


   If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. This amount must be sufficient to cover the monthly Deduction for at least three policy months following the reinstatement date and any unpaid monthly administrative charges. We call this "lapse pending status".


   We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-  REINSTATEMENT OF A LAPSED POLICY

   If the Policy terminates as provided in its Grace Period, you may reinstate it. To reinstate the Policy, the following conditions must be met:

   -  The Policy has not been fully surrendered.

   - You must apply for reinstatement within 5 years after the date of termination.

   - We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.


   - The premium payment you make must be sufficient, after deduction of the state tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date plus any due and unpaid monthly administration charges.


   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.


   - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")


-  RIGHT TO DEFER PAYMENT

   Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-  POLICY LOANS

   We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.


   Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 6%.

   We will charge interest on any outstanding Policy Debt. There are two types of loans available. The interest rate on a Type A loan is 6%, compounded annually. The interest rate on a Type B loan is 8%, compounded annually. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.


   If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".


   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.


   An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   INCREASE OR DECREASE IN SPECIFIED AMOUNT

   You may increase the Specified Amount at any time after the Policy has been issued or you may decrease the Specified Amount after the first Policy Year, so long as you are under attained age 85, and you send us a written request along with the Policy to our Service Office. However:


   -  Any increase or decrease must be at least $25,000.

   -  Any increase or decrease will affect your cost of insurance charge.

   - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

   - Any increase will require a supplemental application and satisfactory evidence of insurability.

   - Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request.

   -  Any increase will result in a new Surrender Charge.

   -  No decrease may decrease the Specified Amount below $25,000.

   - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

   - Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").


   CHANGE IN DEATH BENEFIT OPTION

   Any change in the Death Benefit Option is subject to the following conditions:


   - The change will take effect on the Monthly Anniversary Date on or next following the date on which your written request is received.


   -  There will be no change in the Surrender Charge.

   -  Evidence of insurability may be required.

   - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

   - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

   The minimum Specified Amount after a change in Death Benefit option is $25,000.


   (See "Surrender Charge" and "Right of Policy Examination.")


-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")


   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 20 days of delivery of the Policy to you, within 45 days of the date you signed the application for insurance, or within 20 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot Life America Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-  MATURITY BENEFIT

   While the Policy is in force, we will pay to the owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.


-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:

   - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP LifeAmerica will pay the death benefit set forth in the rider to the named Beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

   - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

   - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event if accidental death, subject to the terms of the rider.


   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount Subject to the terms of the Rider.


   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

   - WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

   - EXCHANGE OF INSURED RIDER--allows you to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.

   - TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a Policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

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   -  OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

   - PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.


   Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.


DEATH BENEFIT

   The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement")

POLICY SETTLEMENT

   We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options available under the Policy upon the death of the Insured or upon Surrender or upon maturity.

   A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the Beneficiary, that beneficiary may make the election.

-  SETTLEMENT OPTIONS

   The following Settlement Options are available under the Policy:

   OPTION A--INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

   OPTION B--INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made monthly for an agreed number of years.

   OPTION C--LIFE INCOME. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

   OPTION D--INTEREST. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

   OPTION E--INTEREST: Retained Asset Account (PERFORMANCE PLUS ACCOUNT). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

   The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

   Unless otherwise stated in the election of any option, the payee of the Policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus

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   accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

   If the payee of Policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.


   An option may be made only if proceeds are $2,000 or more. We reserve the right to change payment intervals to increase payments to $20 each.


   CALCULATION OF SETTLEMENT OPTION VALUES

   The value of the Settlement Options will be calculated as set forth in the Policy.

   ADDITIONAL INFORMATION

   REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

    1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

    2. A statement of all premiums paid and all charges incurred;

    3. The balance of outstanding Policy Loans for the previous calendar year;

    4. Any reports required by the 1940 Act.

   We will promptly mail confirmation notices at the time of the following transactions:

    1. Policy issue;

    2. receipt of premium payments;

    3. initial allocation among Divisions on the Allocation Date;

    4. transfers among Divisions;

    5. change of premium allocation;

    6. change between Death Benefit Option 1 and Option 2;

    7. increases or decreases in Specified Amount;

    8. withdrawals, surrenders or loans;

    9. receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

-  RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

   We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Jefferson Pilot LifeAmerica Insurance Company is governed under the laws of the state of New Jersey and is regulated and supervised by the New Jersey Insurance Commissioner. Periodically, the Commissioner examines the assets and liabilities of JP LifeAmerica and Separate Account B and verifies their adequacy. JP LifeAmerica also is subject to the New York insurance laws.

   In addition, JP LifeAmerica is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-  LEGAL MATTERS

   We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt LLP., 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.

-  FINANCIAL STATEMENTS


   The financial statements of the Separate Account as of December 31, 2002 and for each of the three years in the period ended December 31, 2002, the financial statements of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the accompanying Report of Independent Auditors, appear in the Statement of Additional Information.


   Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-  EMPLOYMENT BENEFIT PLANS


   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

   TAX MATTERS

-  GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-  FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

   Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

-  LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

   Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

   We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.


   A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.


   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

   Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

   If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 591/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to you.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

   In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

   The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisers about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Notice 89-25.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR JP LIFEAMERICA INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

MISCELLANEOUS POLICY PROVISIONS

-  THE POLICY

   The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-  PAYMENT OF BENEFITS

   All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

-  SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

   The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                       THIS PAGE INTENTIONALLY LEFT BLANK

   APPENDIX A

-  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS


   Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issed to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

   The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

   The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted and that the Mortality and Expense Risk charge is charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

   The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charge levied against the Divisions.

   The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .68% of the aggregate average daily net assets of the Portfolios, plus a charge of .30% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2002. The .68% investment advisory fee is the arithmetic average of the individual investment advisory fees of the thirty-two Portfolios. The .30% expense figure is an arithmetic average of the expenses for the Jefferson Pilot Variable Fund Portfolios, the Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolios, the American Century Portfolios, the Ayco Portfolio, the PIMCO Portfolio, the ProFunds, the Scudder VIT Portfolio, the T. Rowe Price Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table or in the prospectuses for the Portfolios. Expenses for the unaffiliated portfolios were provided by the investment managers for these Portfolios and JP LifeAmerica has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions for Policy Years one through ten, and .65% of the average net assets of the Divisions for Policy Years eleven and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1%, 4.13% and 10.13%, respectively.

   The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2% State Tax Charge. The illustrations also reflect the deduction of the Monthly Deduction.


   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account B since JP LifeAmerica is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account B, and if no policy loans have been made. The values would vary from those shown if the assumed premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.


   Upon request, we will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee up to $25 for such illustrations.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION I                             ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40               ANNUAL RATE OF RETURN:(1)                       12% (10.16% NET)
$100,000 INITIAL SPECIFIED AMOUNT                   ASSUMED ANNUAL PREMIUM(2):                                $1,425

                    PREMIUMS             ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
    END           ACCUMULATED     --------------------------------------   -----------------------------------------
    OF           AT 4% INTEREST   ACCUMULATION      CASH        DEATH      ACCUMULATION      CASH           DEATH
   YEAR            PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)     VALUE(3)      VALUE(3)       BENEFIT(3)
   ----          --------------   ------------    --------    ----------   ------------    --------       ----------
    1                 1,482           1,226           850       100,000         1,217           841        100,000
    2                 3,023           2,562         2,185       100,000         2,543         2,166        100,000
    3                 4,626           4,018         3,642       100,000         3,988         3,612        100,000
    4                 6,293           5,615         5,238       100,000         5,564         5,188        100,000
    5                 8,027           7,379         7,002       100,000         7,285         6,908        100,000
    6                 9,830           9,327         9,014       100,000         9,162         8,848        100,000
    7                11,705          11,480        11,229       100,000        11,211        10,960        100,000
    8                13,655          13,846        13,658       100,000        13,450        13,262        100,000
    9                15,684          16,461        16,336       100,000        15,898        15,773        100,000
    10               17,793          19,350        19,287       100,000        18,577        18,514        100,000
    15               29,675          39,264        39,264       100,000        36,724        36,724        100,000
    20               44,131          71,774        71,774       100,000        66,240        66,240        100,000
    25               61,719         125,145       125,145       152,677(4)    115,251       115,251        140,606(4)
    30               83,118         211,001       211,001       244,762(4)    193,697       193,697        224,689(4)
    35              109,153         349,633       349,633       374,107(4)    319,712       319,712        342,092(4)
    40              140,828         575,751       575,751       604,538(4)    524,750       524,750        550,988(4)


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.41%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I                             ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40               ANNUAL RATE OF RETURN:(1)                         6% (4.16% NET)
$100,000 INITIAL SPECIFIED AMOUNT                  ASSUMED ANNUAL PREMIUM(2):                                 $1,425

                    PREMIUMS             ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
    END           ACCUMULATED     --------------------------------------   -----------------------------------------
    OF           AT 4% INTEREST   ACCUMULATION      CASH        DEATH      ACCUMULATION      CASH           DEATH
   YEAR            PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)     VALUE(3)      VALUE(3)       BENEFIT(3)
   ----          --------------   ------------    --------    ----------   ------------    --------       ----------
    1                  1,482          1,152           775      100,000          1,143           767        100,000
    2                  3,023          2,336         1,960      100,000          2,319         1,942        100,000
    3                  4,626          3,555         3,179      100,000          3,529         3,152        100,000
    4                  6,293          4,817         4,440      100,000          4,772         4,395        100,000
    5                  8,027          6,134         5,758      100,000          6,050         5,674        100,000
    6                  9,830          7,511         7,197      100,000          7,362         7,049        100,000
    7                 11,705          8,948         8,697      100,000          8,708         8,457        100,000
    8                 13,655         10,439        10,250      100,000         10,089         9,901        100,000
    9                 15,684         11,995        11,870      100,000         11,504        11,379        100,000
    10                17,793         13,622        13,559      100,000         12,954        12,891        100,000
    15                29,675         22,962        22,962      100,000         20,897        20,897        100,000
    20                44,131         33,764        33,764      100,000         29,542        29,542        100,000
    25                61,719         46,027        46,027      100,000         38,565        38,565        100,000
    30                83,118         59,998        59,998      100,000         47,297        47,297        100,000
    35               109,153         76,672        76,672      100,000         54,756        54,756        100,000
    40               140,828         99,305        99,305      104,270(4)      58,727        58,727        100,000


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.41%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I                             ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40               ANNUAL RATE OF RETURN:(1)                        0% (-1.84% NET)
$100,000 INITIAL SPECIFIED AMOUNT                  ASSUMED ANNUAL PREMIUM(2):                                 $1,425

                    PREMIUMS             ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
    END           ACCUMULATED     --------------------------------------   -----------------------------------------
    OF           AT 4% INTEREST   ACCUMULATION      CASH        DEATH      ACCUMULATION      CASH           DEATH
   YEAR            PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)     VALUE(3)      VALUE(3)       BENEFIT(3)
   ----          --------------   ------------    --------    ----------   ------------    --------       ----------
    1                  1,482          1,077           701      100,000         1,069           693         100,000
    2                  3,023          2,120         1,744      100,000         2,104         1,728         100,000
    3                  4,626          3,129         2,752      100,000         3,105         2,729         100,000
    4                  6,293          4,110         3,734      100,000         4,071         3,694         100,000
    5                  8,027          5,077         4,700      100,000         5,001         4,625         100,000
    6                  9,830          6,028         5,714      100,000         5,894         5,581         100,000
    7                 11,705          6,964         6,713      100,000         6,749         6,498         100,000
    8                 13,655          7,874         7,686      100,000         7,565         7,377         100,000
    9                 15,684          8,770         8,645      100,000         8,341         8,215         100,000
    10                17,793          9,653         9,590      100,000         9,074         9,012         100,000
    15                29,675         13,812        13,812      100,000        12,137        12,137         100,000
    20                44,131         16,700        16,700      100,000        13,520        13,520         100,000
    25                61,719         17,593        17,593      100,000        12,292        12,292         100,000
    30                83,118         15,246        15,246      100,000         6,392         6,392         100,000
    35               109,153          7,140         7,140      100,000             0             0               0
    40                     0              0             0            0             0             0               0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.59%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                            ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40               ANNUAL RATE OF RETURN:(1)                       12% (10.16% NET)
$100,000 INITIAL SPECIFIED AMOUNT                  ASSUMED ANNUAL PREMIUM(2):                                 $1,425

                    PREMIUMS             ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
    END           ACCUMULATED     --------------------------------------   -----------------------------------------
    OF           AT 4% INTEREST   ACCUMULATION      CASH        DEATH      ACCUMULATION      CASH           DEATH
   YEAR            PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)     VALUE(3)      VALUE(3)       BENEFIT(3)
   ----          --------------   ------------    --------    ----------   ------------    --------       ----------
    1                  1,482           1,223           847     101,223          1,214           838        101,214
    2                  3,023           2,551         2,175     102,551          2,533         2,156        102,533
    3                  4,626           3,996         3,619     103,996          3,966         3,590        103,966
    4                  6,293           5,574         5,198     105,574          5,523         5,147        105,523
    5                  8,027           7,313         6,937     107,313          7,217         6,840        107,217
    6                  9,830           9,229         8,915     109,229          9,056         8,742        109,056
    7                 11,705          11,340        11,089     111,340         11,053        10,802        111,053
    8                 13,655          13,652        13,464     113,652         13,224        13,035        113,224
    9                 15,684          16,199        16,073     116,199         15,582        15,456        115,582
    10                17,793          19,005        18,942     119,005         18,143        18,080        118,143
    15                29,675          38,078        38,078     138,078         34,976        34,976        134,976
    20                44,131          67,790        67,790     167,790         60,290        60,290        160,290
    25                61,719         113,615       113,615     213,615         97,998        97,998        197,998
    30                83,118         183,826       183,826     283,826        153,264       153,264        253,264
    35               109,153         290,854       290,854     390,854        233,086       233,086        333,086
    40               140,828         453,620       453,620     553,620        345,916       345,916        445,916


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.41%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                            ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40               ANNUAL RATE OF RETURN:(1)                         6% (4.16% NET)
$100,000 INITIAL SPECIFIED AMOUNT                  ASSUMED ANNUAL PREMIUM(2):                                 $1,425

                    PREMIUMS             ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
    END           ACCUMULATED     --------------------------------------   -----------------------------------------
    OF           AT 4% INTEREST   ACCUMULATION      CASH        DEATH      ACCUMULATION      CASH           DEATH
   YEAR            PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)     VALUE(3)      VALUE(3)       BENEFIT(3)
   ----          --------------   ------------    --------    ----------   ------------    --------       ----------
    1                  1,482          1,149           772      101,149         1,140           764         101,140
    2                  3,023          2,327         1,950      102,327         2,310         1,933         102,310
    3                  4,626          3,536         3,159      103,536         3,509         3,133         103,509
    4                  6,293          4,783         4,406      104,783         4,737         4,361         104,737
    5                  8,027          6,082         5,705      106,082         5,995         5,619         105,995
    6                  9,830          7,435         7,121      107,435         7,280         6,966         107,280
    7                 11,705          8,844         8,593      108,844         8,591         8,340         108,591
    8                 13,655         10,299        10,111      110,299         9,927         9,738         109,927
    9                 15,684         11,816        11,690      111,816        11,286        11,161         111,286
    10                17,793         13,395        13,332      113,395        12,667        12,604         112,667
    15                29,675         22,327        22,327      122,327        19,961        19,961         119,961
    20                44,131         32,029        32,029      132,029        27,004        27,004         127,004
    25                61,719         41,509        41,509      141,509        32,397        32,397         132,397
    30                83,118         48,913        48,913      148,913        33,316        33,316         133,316
    35               109,153         50,919        50,919      150,919        24,901        24,901         124,901
    40               140,828         42,020        42,020      142,020             0             0               0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.41%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                            ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40               ANNUAL RATE OF RETURN:(1)                        0% (-1.84% NET)
$100,000 INITIAL SPECIFIED AMOUNT                  ASSUMED ANNUAL PREMIUM(2):                                 $1,425

                    PREMIUMS             ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
    END           ACCUMULATED     --------------------------------------   -----------------------------------------
    OF           AT 4% INTEREST   ACCUMULATION      CASH        DEATH      ACCUMULATION      CASH           DEATH
   YEAR            PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)     VALUE(3)      VALUE(3)       BENEFIT(3)
   ----          --------------   ------------    --------    ----------   ------------    --------       ----------
    1                  1,482          1,075           698      101,075         1,067           690         101,067
    2                  3,023          2,112         1,735      102,112         2,096         1,719         102,096
    3                  4,626          3,112         2,736      103,112         3,088         2,712         103,088
    4                  6,293          4,082         3,706      104,082         4,042         3,665         104,042
    5                  8,027          5,034         4,658      105,034         4,957         4,581         104,957
    6                  9,830          5,969         5,655      105,969         5,831         5,517         105,831
    7                 11,705          6,887         6,636      106,887         6,662         6,411         106,662
    8                 13,655          7,775         7,587      107,775         7,449         7,261         107,449
    9                 15,684          8,648         8,522      108,648         8,192         8,066         108,192
    10                17,793          9,504         9,442      109,504         8,886         8,823         108,886
    15                29,675         13,470        13,470      113,470        11,633        11,633         111,633
    20                44,131         15,926        15,926      115,926        12,422        12,422         112,422
    25                61,719         15,962        15,962      115,962        10,236        10,236         110,236
    30                83,118         12,199        12,199      112,199         3,196         3,196         103,196
    35               109,153          2,478         2,478      102,478             0             0               0
    40                     0              0             0            0             0             0               0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.59%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                        ANNUAL RATE OF RETURN(1):                       12% (10.23% NET)
$100,000 INITIAL SPECIFIED AMOUNT                  ASSUMED ANNUAL PREMIUM(2):                                 $1,425

                    PREMIUMS             ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
    END           ACCUMULATED     --------------------------------------   -----------------------------------------
    OF           AT 4% INTEREST   ACCUMULATION      CASH        DEATH      ACCUMULATION      CASH           DEATH
   YEAR            PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)     VALUE(3)      VALUE(3)       BENEFIT(3)
   ----          --------------   ------------    --------    ----------   ------------    --------       ----------
    1                  1,482           1,224           847     101,224          1,215           838        101,215
    2                  3,023           2,554         2,178     102,554          2,535         2,159        102,535
    3                  4,626           4,001         3,625     104,001          3,972         3,595        103,972
    4                  6,293           5,584         5,208     105,584          5,533         5,157        105,533
    5                  8,027           7,329         6,953     107,329          7,232         6,856        107,232

    6                  9,830           9,252         8,939     109,252          9,079         8,765        109,079
    7                 11,705          11,372        11,121     111,372         11,086        10,835        111,086
    8                 13,655          13,697        13,508     113,697         13,268        13,080        113,268
    9                 15,684          16,259        16,133     116,259         15,641        15,515        115,641
    10                17,793          19,083        19,020     119,083         18,219        18,157        118,219

    11                19,987          22,270        22,270     122,270         21,071        21,071        121,071
    12                22,268          25,758        25,758     125,758         24,176        24,176        124,176
    13                24,641          29,575        29,575     129,575         27,552        27,552        127,552
    14                27,109          33,751        33,751     133,751         31,223        31,223        131,223
    15                29,675          38,320        38,320     138,320         35,208        35,208        135,208

    16                32,344          43,318        43,318     143,318         39,535        39,535        139,535
    17                35,120          48,781        48,781     148,781         44,230        44,230        144,230
    18                38,007          54,753        54,753     154,753         49,327        49,327        149,327
    19                41,009          61,278        61,278     161,278         54,860        54,860        154,860
    20                44,131          68,401        68,401     168,401         60,863        60,863        160,863

    21                47,378          76,172        76,172     176,172         67,373        67,373        167,373
    22                50,755          84,651        84,651     184,651         74,428        74,428        174,428
    23                54,268          93,900        93,900     193,900         82,067        82,067        182,067
    24                57,920         103,985       103,985     203,985         90,330        90,330        190,330
    25                61,719         114,981       114,981     214,981         99,259        99,259        199,259

    30                83,118         186,667       186,667     286,667        155,843       155,843        255,843
    35               109,153         296,477       296,477     396,477        238,106       238,106        338,106
    40               140,828         464,365       464,365     564,365        355,349       355,349        455,349


----------

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.48%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

   To learn more about the Separate Account, Jefferson Pilot LifeAmerica Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
   (202) 942-8090.

   Investment Company Act of 1940 Registration File No. 811-8470

                  ENSEMBLE II VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                    IN CONNECTION WITH JPF SEPARATE ACCOUNT B

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot LifeAmerica Insurance Company Ensemble II Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot LifeAmerica Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.



                               DATED: MAY 1, 2003

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot LifeAmerica Insurance Company                           3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot LifeAmerica Insurance Company   10

Financial Statements - JPF Separate Account B

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

Effective April 30, 1997, Jefferson Pilot LifeAmerica's parent company, Jefferson Pilot Financial Insurance Company (the "JP Financial"), then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, JP Financial changed its name to Jefferson Pilot Financial Insurance Company. Concurrently, the Company, then called Chubb Colonial Life Insurance Company of America, changed its name to Jefferson Pilot LifeAmerica Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into JP Financial, with JP Financial as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of JP Financial. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and JP Financial became the surviving company. At the time of the merger, JP Financial assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of JP Financial. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of JP Financial, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the JP Financial, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP LifeAmerica Insurance Company ("JPLA") policy or a policy of any JPLA affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2001 and December 31, 2002, JPVC received $1,698,538 and $3,309,598, respectively, in brokerage commissions and did not retain any of these commissions.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 4% of first excess premium, and 4% of target premium for the second through the fifteenth Policy Years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. The target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Override payments, expense allowances, and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits.
Seven-day yield also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge. If the yield shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 31, 2002 was 0.96%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

                                                                       AVERAGE ANNUAL TOTAL RETURN
                                            CUM.      CUM.
                               INCEPTION   RETURN    RETURN                                  10        SINCE
          DIVISION             DATE (1)     QTD       YTD      1 YEAR    3 YEAR   5 YEAR    YEAR     INCEPTION

JPVF Mid-Cap Growth            05/01/01     6.92     -32.23    -32.23      N/A      N/A      N/A     -27.99
JPVF Growth                    01/01/98     0.72     -26.20    -26.20    -23.20     N/A      N/A       1.01
JPVF Emerging Growth           05/01/95     4.16     -34.44    -34.44    -30.36    -4.90     N/A       4.85
ProFund VP Technology (7)      01/22/01    21.14     -41.21    -41.21      N/A      N/A      N/A     -41.87
Ayco Growth (7)                12/01/00     6.20     -29.48    -29.48      N/A      N/A      N/A     -18.10
JPVF Capital Growth            05/01/92     6.84     -31.73    -31.73    -24.27    -3.11     7.97      9.85
JPVF Small Company             04/18/86     4.48     -29.59    -29.59    -19.21   -12.20     1.51      5.25
Scudder VIT Small Cap
Index (2)(7)                   08/22/97     5.83     -21.42    -21.42     -8.86    -2.66     N/A      -1.63
Vanguard(R) VIF Small Company
Growth                         06/03/96     5.21     -24.71    -24.71     -3.30     9.11     N/A       8.24
American Century VP
International                  05/01/94     3.55     -21.09    -21.09    -22.98    -2.67     N/A       2.35
T. Rowe Price Mid-Cap
Growth (3)                     12/31/96     8.13     -22.06    -22.06     -6.60     3.86     N/A       6.05
Fidelity VIP Growth            10/09/86     6.55     -30.73    -30.73    -20.68    -1.25     7.46      9.41
MFS(R) Research                07/26/95     5.65     -25.21    -25.21    -18.04    -3.72     N/A       3.77
JPVF Mid-Cap Value             05/01/01     7.57     -14.43    -14.43      N/A      N/A      N/A      -9.67
ProFund VP Healthcare (7)      01/22/01     3.49     -23.38    -23.38      N/A      N/A      N/A     -15.58
American Century VP Value (4)  05/01/96     8.09     -17.98    -17.98      1.13    -2.35     N/A       3.12
JPVF International Equity      01/01/98     3.69     -23.48    -23.48    -23.83     N/A      N/A      -6.90
Vanguard(R) VIF Mid-Cap Index  02/09/99     5.55     -15.41    -15.41     -0.85     N/A      N/A       4.98
ProFund VP Financial (7)       01/22/01     5.76     -15.65    -15.65      N/A      N/A      N/A     -11.95
JPVF Small-Cap Value           05/01/01     4.78     -13.42    -13.42      N/A      N/A      N/A      -2.51
JPVF S&P 500 Index (5)(7)      05/01/00     8.07     -23.03    -23.03      N/A      N/A      N/A     -16.97
JPVF Value                     05/01/92     5.91     -22.06    -22.06     -5.30    -0.13     8.26      8.46
Fidelity VIP Equity-Income     10/09/86     9.15     -17.69    -17.69     -5.90    -0.58     8.79      9.05
Templeton Foreign
Securities (6)                 05/01/92     4.73     -19.14    -19.14    -13.17    -2.77     6.94      5.81
MFS(R) Utilities               01/03/95     9.31     -23.45    -23.45    -15.17    -1.54     N/A       8.24
JPVF World Growth Stock        08/01/85     5.36     -17.42    -17.42     -8.31    -1.21     6.43      7.74
Fidelity VIP Contrafund(R)     01/03/95     1.11     -10.16    -10.16    -10.24     2.78     N/A      11.26
Vanguard(R) VIF REIT Index     02/09/99    -0.15       2.60      2.60     12.57     N/A      N/A       8.69
JPVF Balanced                  05/01/92     1.90      -7.20     -7.20     -4.91     3.98     7.02      7.32
JPVF High Yield Bond           01/01/98     4.40       1.21      1.21     -1.81     N/A      N/A      -0.34
PIMCO Total Return (7)         12/31/97     2.29       8.11      8.11      8.22     6.09     N/A       6.09
JPVF Money Market              08/01/85     0.04       0.32      0.32      2.68     3.12     3.11      3.79

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to Class B shares.

(3) The inception date of Class II shares, in which this Division invests, was 05/01/02. The performance shown for the period from 12/31/96 through 04/30/02 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to Class II shares.

(4) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(5) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(6) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares, adjusted to reflect charges applicable to the Class 2 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(7) The total returns of these Portfolios reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Without these arrangements, total returns would have been lower.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

The financial statements of JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2002, and for each of the three years in the period ended December 31, 2002, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


The consolidated financial statements of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2002, and for each of the three years in the period ended December 31, 2002, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Michael J. Burns, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

                               FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

AUDITED FINANCIAL STATEMENTS

Jefferson Pilot LifeAmerica Insurance Company

AS OF DECEMBER 31, 2002 AND 2001 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2002

                  Jefferson Pilot LifeAmerica Insurance Company

                          Audited Financial Statements

                  AS OF DECEMBER 31, 2002 AND 2001 AND FOR THE
                       THREE YEARS ENDED DECEMBER 31, 2002

                                    CONTENTS

Report of Independent Auditors                                                1
Balance Sheets                                                                2
Statements of Income                                                          3
Statements of Stockholder's Equity                                            4
Statements of Cash Flows                                                      5
Notes to Financial Statements                                                 6

                         Report of Independent Auditors

The Board of Directors
Jefferson Pilot LifeAmerica Insurance Company

We have audited the accompanying balance sheets of Jefferson Pilot LifeAmerica Insurance Company (a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company) as of December 31, 2002 and 2001, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jefferson Pilot LifeAmerica Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

As discussed in Notes 2 and 4 to the financial statements, in 2002 the Company changed its method of accounting for goodwill and in 2001 the Company changed its method of accounting for derivative financial instruments.

                                                      /s/ Ernst & Young LLP


Greensboro, North Carolina
February 3, 2003

                  Jefferson Pilot LifeAmerica Insurance Company

                                 Balance Sheets

             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)


                                                                                      DECEMBER 31
                                                                                  2002           2001
                                                                              ---------------------------
ASSETS
Investments:
   Debt securities available-for-sale, at fair value (amortized cost
     2002-$1,041,429 and 2001-$899,979)                                       $  1,102,429   $    923,297
   Debt securities held-to-maturity, at amortized cost (fair value
     2002-$130,632 and 2001-$130,436)                                              122,450        128,742
   Equity securities available-for-sale, at fair value (cost 2002 and
     2001-$1,144)                                                                    1,551          1,525
   Mortgage loans on real estate                                                    30,823         21,367
   Policy loans                                                                     27,015         26,054
                                                                              ---------------------------
Total investments                                                                1,284,268      1,100,985

Cash and cash equivalents                                                           14,925         17,286
Accrued investment income                                                           18,279         16,710
Due from reinsurers                                                                  5,752          5,895
Deferred policy acquisition costs                                                   17,556         19,510
Value of business acquired                                                           7,474         10,782
Goodwill, net of accumulated amortization (2002 and 2001-$3,014)                    19,382         19,382
Current income tax benefit                                                           6,777          1,101
Assets held in separate accounts                                                    10,870          8,380
Other assets                                                                         1,460            336
                                                                              ---------------------------
                                                                              $  1,386,743   $  1,200,367
                                                                              ===========================
LIABILITIES
Policy liabilities:
   Future policy benefits                                                     $    134,058   $    138,996
   Policyholder contract deposits                                                  985,948        836,130
   Policy and contract claims                                                        1,733          2,523
   Dividend accumulations and other policyholder funds on deposit                    2,519          2,408
   Other policyholder funds                                                          9,842         10,121
                                                                              ---------------------------
Total policy liabilities                                                         1,134,100        990,178

Liabilities related to separate accounts                                            10,870          8,380
Deferred federal income tax                                                         14,843          2,045
Accrued expenses and other liabilities                                               6,311          5,516
                                                                              ---------------------------
                                                                                 1,166,124      1,006,119
STOCKHOLDER'S EQUITY
Common stock, par value $20 per share, 132,000 shares in 2002 and 232,000
   shares in 2001, authorized, issued and outstanding                                2,640          4,640
Paid in capital                                                                    178,399        176,399
Retained earnings                                                                   11,560          2,935
Accumulated other comprehensive income                                              28,020         10,274
                                                                              ---------------------------
                                                                                   220,619        194,248
                                                                              ---------------------------
                                                                              $  1,386,743   $  1,200,367
                                                                              ===========================


SEE ACCOMPANYING NOTES.

                  Jefferson Pilot LifeAmerica Insurance Company

                              Statements of Income

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                          YEAR ENDED DECEMBER 31
                                                                   2002            2001            2000
                                                               --------------------------------------------
REVENUES
Premiums and other considerations                              $     34,935    $     20,510    $     19,769
Net investment income                                                81,270          75,749          71,735
Realized investment (losses) gains                                   (4,781)         (2,607)            809
                                                               --------------------------------------------
Total revenues                                                      111,424          93,652          92,313

BENEFITS AND EXPENSES
Policy benefits and claims                                           77,946          58,653          51,958
Commissions, net of deferrals                                         1,417           1,082           1,318
General and administrative expenses, net of
  deferrals                                                           7,627           6,564           5,232
Taxes, licenses and fees                                              1,216           1,144             951
Amortization of policy acquisition costs and value
  of business acquired                                                1,772           4,709           5,472
                                                               --------------------------------------------
Total benefits and expenses                                          89,978          72,152          64,931
                                                               --------------------------------------------

Income before federal income taxes and cumulative
  effect of change in accounting principle
                                                                     21,446          21,500          27,382

Federal income tax expense:
Current                                                               1,290          10,278           7,888
Deferred                                                              5,931          (2,831)          1,557
                                                               --------------------------------------------
Federal income tax                                                    7,221           7,447           9,445
                                                               --------------------------------------------
Net income before cumulative effect of change in accounting
  principle                                                          14,225          14,053          17,937
Cumulative effect of change in accounting for derivative
  instruments, net of income taxes                                        -             (71)              -
                                                               --------------------------------------------
  Net income                                                   $     14,225    $     13,982    $     17,937
                                                               ============================================

SEE ACCOMPANYING NOTES.

                  Jefferson Pilot LifeAmerica Insurance Company

                       Statements of Stockholder's Equity

                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                                                          ACCUMULATED
                                                                                             OTHER           TOTAL
                                              COMMON         PAID IN        RETAINED     COMPREHENSIVE   STOCKHOLDER'S
                                               STOCK         CAPITAL        EARNINGS         INCOME         EQUITY
                                           ---------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                 $      4,640    $    176,399   $     23,816    $    (10,053)   $    194,802
Net income                                            -               -         17,937               -          17,937
Unrealized gain on available-for-sale
   securities, net of income taxes                    -               -              -           7,655           7,655
                                                                                                          ------------
Comprehensive income                                                                                            25,592
Dividends declared                                    -               -        (52,800)              -         (52,800)
                                           ---------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                        4,640         176,399        (11,047)         (2,398)        167,594
Net income                                            -               -         13,982               -          13,982
Unrealized gain on available-for-sale
   securities, net of income taxes                    -               -              -          12,672          12,672
                                                                                                          ------------
Comprehensive income                                                                                            26,654
                                           ---------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                        4,640         176,399          2,935          10,274         194,248
Net income                                            -               -         14,225               -          14,225
Unrealized gain on available-for-sale
   securities, net of income taxes                    -               -              -          17,746          17,746
                                                                                                          ------------
Comprehensive income                                                                                            31,971
Less dividends paid                                   -               -         (5,600)              -          (5,600)
Common stock reacquired                          (2,000)          2,000              -               -               -
                                           ---------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                 $      2,640    $    178,399   $     11,560    $     28,020    $    220,619
                                           ===========================================================================


SEE ACCOMPANYING NOTES.

                  Jefferson Pilot LifeAmerica Insurance Company

                            Statements of Cash Flows

                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                                            YEAR ENDED DECEMBER 31
                                                                     2002            2001            2000
                                                                 --------------------------------------------
OPERATING ACTIVITIES
Net income                                                       $     14,225    $     13,982    $     17,937
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Change in policy liabilities other than deposits                    39,076           4,232         (17,384)
   Credits to policyholder accounts, net                               34,995          34,039          25,020
   Deferral of policy acquisition costs, net of amortization           (5,820)         (6,198)         (4,456)
   Change in receivables and asset accruals                            (2,588)            611          46,904
   Change in payables and expense accruals                             (1,647)        (36,811)         (3,900)
   Realized investment losses (gains)                                   4,781           2,607            (809)
   Depreciation and amortization                                         (703)          1,086           1,489
   Amortization of value of business acquired, net                         53           2,217           3,747
                                                                 --------------------------------------------
Net cash provided by operating activities                              82,372          15,765          68,548
                                                                 --------------------------------------------

INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                               39,627           6,306          36,335
   Maturities, calls and redemptions                                  136,539          89,420          41,513
   Purchases                                                         (320,799)       (141,277)       (121,492)
Securities held-to-maturity:
   Sales                                                                    -               -           1,003
   Maturities, calls and redemptions                                   16,339          31,799          24,320
   Purchases                                                          (10,250)        (67,355)        (18,306)
Repayments of mortgage loans                                              961           2,001           1,667
Mortgage loans originated                                             (10,449)              -          (3,420)
Decrease (increase) in policy loans, net                                 (960)           (612)            284
Other investing activities, net                                            10             113               -
                                                                 --------------------------------------------
Net cash used in investing activities                                (148,982)        (79,605)        (38,096)
                                                                 --------------------------------------------

FINANCING ACTIVITIES
Policyholder contract deposits                                        136,903         146,653         133,065
Withdrawals of policyholder contract deposits                         (67,054)        (75,898)       (104,008)
Cash dividends paid                                                    (5,600)              -         (52,800)
                                                                 --------------------------------------------
Net cash provided by (used in) financing activities                    64,249          70,755         (23,743)

Net (decrease) increase in cash and cash equivalents                   (2,361)          6,915           6,709
Cash and cash equivalents, beginning of period                         17,286          10,371           3,662
                                                                 --------------------------------------------
Cash and cash equivalents, end of period                         $     14,925    $     17,286    $     10,371
                                                                 ============================================


SEE ACCOMPANYING NOTES.

                  Jefferson Pilot LifeAmerica Insurance Company

                          Notes to Financial Statements

                                December 31, 2002

1. NATURE OF BUSINESS

Jefferson Pilot LifeAmerica Insurance Company (the Company) is wholly owned by Jefferson Pilot Financial Insurance Company (Parent). Jefferson Pilot Financial Insurance Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Ultimate Parent). Effective December 31, 2000, First Alexander Hamilton Life Insurance Company (FAHL), another wholly-owned subsidiary of the parent, merged with the Company using the pooling of interests method of accounting. The Company is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS

The Company includes with cash and cash equivalents its holdings of highly liquid investments, which mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES

Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other than temporary are recognized in realized gains and losses. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new business and renewal business, including commissions, certain costs of underwriting and issuing policies, certain agency office expenses, and first year bonus interest on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life products are amortized utilizing mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.25% and a five-year reversion period. The reversion period is a period over which a short-term return assumption is utilized to maintain the model's overall long-term rate of return. The Company caps the reversion rate of return at 8.25% for one year and 10% for years two through five. Mean reversion techniques have the effect of smoothing out spikes or valleys in the amortization related to variable products.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge is made against investment income earned. This charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over a period of years.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL

Effective January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets", which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Through December 31, 2001, goodwill was amortized on a straight-line basis over 35 years. Accumulated amortization was $3.0 million at December 31, 2002 and 2001. Under SFAS 142, carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS


Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the accompanying Statements of Income. Fees charged on policyholders' deposits are included in other considerations.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which services are provided.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims incurred through the balance sheet date and the associated claims adjustment expenses.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES

The Company participates in the filing of a consolidated federal income tax return with its Parent. Income tax is allocated as if the Company and its Parent filed separate income tax returns. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

NEW ACCOUNTING PRONOUNCEMENTS


Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and established specific criteria for the recognition of intangible assets separately from goodwill. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. In accordance with the statements, the Company no longer amortizes goodwill, but rather tests goodwill for impairment on at least an annual basis. During 2001 and 2000, the Company recognized $635 thousand and $695 thousand, respectively, of amortization expense related to goodwill. The Company did not recognize any impairment losses upon adoption of SFAS 142. Further, the Company completed its annual test of impairment in the second quarter of 2002 and concluded that there had been no impairments. No subsequent events have occurred that would have led to impairment of goodwill.


In July 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146), which is effective for exit or disposal activities initiated after December 31, 2002. The Company currently is not engaging in any exit or disposal activities.

In November 2002, the Financial Accounting Standards Board issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (Interpretation No.
45). The disclosure requirements of Interpretation No. 45 are effective for financial statements of interim or annual periods ending after December 15, 2002. Adoption of Interpretation No. 45 had no impact on the Company's financial statement disclosure for 2002. The initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002 and are not expected to have a significant impact on the Company's financial position or results of operations.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses are as follows (IN THOUSANDS):

                                                                             DECEMBER 31, 2002
                                                          ----------------------------------------------------------
                                                                             GROSS         GROSS
                                                           AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                                             COST            GAINS        (LOSSES)         VALUE
                                                          ----------------------------------------------------------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
   U.S. Treasury obligations and direct
     obligations of U.S. government
     agencies                                             $     46,126   $      1,936   $          -    $     48,062
   Federal agency issued mortgaged-backed
     securities (including collateralized mortgage
     obligation)                                               166,782         10,800              -         177,582
   Obligations of states and political
     subdivisions                                                5,669            845              -           6,514
   Corporate obligations                                       693,067         51,147        (10,708)        733,506
   Corporate private-labeled mortgage-backed
     securities (including collateralized
     mortgage obligations)                                     127,693          7,270              -         134,963
Redeemable preferred stocks                                      2,092              -           (290)          1,802
                                                          ----------------------------------------------------------
Subtotal, debt securities                                    1,041,429         71,998        (10,998)      1,102,429
Equity securities                                                1,144            407              -           1,551
                                                          ----------------------------------------------------------
Securities available-for-sale                             $  1,042,573   $     72,405   $    (10,998)   $  1,103,980
                                                          ==========================================================

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
   Corporate obligations                                  $    122,450   $     10,144   $     (1,962)   $    130,632
                                                          ----------------------------------------------------------
   Debt securities held-to-maturity                       $    122,450   $     10,144   $     (1,962)   $    130,632
                                                          ==========================================================

                                                                              DECEMBER 31, 2001
                                                          ----------------------------------------------------------
                                                                             GROSS         GROSS
                                                            AMORTIZED     UNREALIZED     UNREALIZED         FAIR
                                                              COST           GAINS        (LOSSES)         VALUE
                                                          ------------   ------------   ------------    ------------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct
   obligations of U.S. government
   agencies                                               $     10,306   $        965   $          -    $     11,271
Federal agency mortgage-backed
   securities (including collateralized
   mortgage obligations)                                       169,185          7,351            (56)        176,480
Obligations of states and political
   subdivisions                                                  6,430             26           (127)          6,329
Corporate obligations                                          542,025         18,867        (10,446)        550,446
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)                        169,941          7,143           (347)        176,737
Redeemable preferred stocks                                      2,092              -            (58)          2,034
                                                          ----------------------------------------------------------
Subtotal, debt securities                                      899,979         34,352        (11,034)        923,297
Equity securities                                                1,144            381              -           1,525
                                                          ----------------------------------------------------------
Securities available-for-sale                             $    901,123   $     34,733   $    (11,034)   $    924,822
                                                          ==========================================================

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Corporate obligations                                     $    128,742   $      2,914   $     (1,220)   $    130,436
                                                          ----------------------------------------------------------
Debt securities held-to-maturity                          $    128,742   $      2,914   $     (1,220)   $    130,436
                                                          ==========================================================

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2002, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due the Company, with or without penalty.

                                                               AVAILABLE-FOR-SALE             HELD-TO-MATURITY
                                                          ----------------------------------------------------------
                                                            AMORTIZED        FAIR         AMORTIZED         FAIR
                                                               COST          VALUE          COST            VALUE
                                                          ----------------------------------------------------------
Due in one year or less                                   $     40,352   $     41,340   $     10,028    $     10,146
Due after one year through five years                          260,908        276,029         27,378          29,732
Due after five years through ten years                         302,196        322,214         63,467          70,202
Due after ten years through twenty years                        25,350         27,269              -               -
Due after twenty years                                          38,206         43,352              -               -
Amounts not due at a single maturity                           372,325        390,423         21,577          20,552
                                                          ----------------------------------------------------------
                                                             1,039,337      1,100,627        122,450         130,632
Redeemable preferred stocks                                      2,092          1,802              -               -
                                                          ----------------------------------------------------------
                                                          $  1,041,429   $  1,102,429   $    122,450    $    130,632
                                                          ==========================================================

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT

Investments in debt and equity securities include 308 issuers, with no corporate issuers representing more than one percent of investments. Debt securities considered less than investment grade approximated 2% of the total debt securities portfolio as of December 31, 2002 and 4% as of December 31, 2001.

The Company's mortgage loan portfolio is comprised of conventional real estate mortgages collateralized primarily by retail (37%), apartment (13%), and industrial (43%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 49% of stated mortgage loan balances as of December 31, 2002, are due from borrowers in South Atlantic states, approximately 20% were due from borrowers in East North Central states, approximately 15% are due from borrowers in West South Central states, and approximately 12% were due from borrowers in Mountain states. No other geographic region represents as much as 10% of December 31, 2002 mortgage loans.

The allowance for credit losses on mortgage loans was $233 thousand at December 31, 2002 and $162 thousand at December 31, 2001.

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $49 million and $51 million at December 31, 2002 and $15 million and $16 million at December 31, 2001.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                                       NET UNREALIZED GAINS (LOSSES)
                                                               --------------------------------------------
                                                                   DEBT           EQUITY
                                                                SECURITIES      SECURITIES        TOTAL
                                                               --------------------------------------------
Net unrealized losses on securities available-for-sale as
   of December 31, 1999                                        $     (9,885)   $       (168)   $    (10,053)
Change during year ended December 31, 2000:
   Increase in stated amount of securities                           19,526             979          20,505
   Decrease in value of business acquired and deferred
     policy acquisition costs                                        (8,702)              -          (8,702)
   Increase in deferred income tax liabilities                       (3,805)           (343)         (4,148)
                                                               --------------------------------------------
Increase in net unrealized gains included in other
   comprehensive income                                               7,019             636           7,655
                                                               --------------------------------------------
Net unrealized (losses) gains on securities
   available-for-sale as of December 31, 2000                        (2,866)            468          (2,398)
Change during year ended December 31, 2001:
   Increase (decrease) in stated amount of securities                30,885            (340)         30,545
   Decrease in value of business acquired and deferred
     policy acquisition costs                                       (11,076)              -         (11,076)
   Increase in deferred income tax liabilities                       (6,913)            116          (6,797)
                                                               --------------------------------------------
Increase in net unrealized gains (losses) included in
   other comprehensive income                                        12,896            (224)         12,672
                                                               --------------------------------------------
Net unrealized gains on securities available-for-sale as of
   December 31, 2001                                                 10,030             244          10,274
Change during year ended December 31, 2002:
   Increase in stated amount of securities                           37,682              26          37,708
   Decrease in value of business acquired and deferred
     policy acquisition costs                                       (10,407)              -         (10,407)
   Increase in deferred income tax liabilities                       (9,546)             (9)         (9,555)
                                                               --------------------------------------------
Increase in net unrealized gains included in other
   comprehensive income                                              17,729              17          17,746
                                                               --------------------------------------------
Net unrealized gains on securities available-for-sale
   as of December 31, 2002                                     $     27,759    $        261    $     28,020
                                                               ============================================

NET INVESTMENT INCOME

The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                               YEAR ENDED DECEMBER 31
                                                                    --------------------------------------------
                                                                        2002            2001            2000
                                                                    --------------------------------------------
     Interest on debt securities                                    $     77,566    $     72,754    $     67,607
     Investment income on equity securities                                  295             370             264
     Interest on mortgage loans                                            1,702           1,752           1,655
     Interest on policy loans                                              1,926           1,686           1,703
     Other investment income (losses)                                        439             (41)            529
                                                                    --------------------------------------------
     Gross investment income                                              81,928          76,521          71,758
     Investment expenses                                                    (658)           (772)            (23)
                                                                    --------------------------------------------
     Net investment income                                          $     81,270    $     75,749    $     71,735
                                                                    ============================================

Investment expenses include interest, salaries, and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other than temporary impairments, follow (IN THOUSANDS):


                                                                               YEAR ENDED DECEMBER 31
                                                                    --------------------------------------------
                                                                        2002            2001            2000
                                                                    --------------------------------------------
     Debt securities                                                $     (4,088)   $     (3,111)   $      1,162
     Other                                                                   (71)            334               5
     Adjustment related to realized (gains) losses
        of deferred policy acquisition costs and
        value of business acquired                                          (622)            170            (358)
                                                                    --------------------------------------------
     Realized investment (losses) gains                             $     (4,781)   $     (2,607)   $        809
                                                                    ============================================

Information about gross realized gains and losses, including other than temporary impairments, on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                               YEAR ENDED DECEMBER 31
                                                                    --------------------------------------------
                                                                        2002            2001            2000
                                                                    --------------------------------------------
     Gross realized
        Gains                                                       $      2,535    $        526    $        750
        Losses                                                            (6,623)         (3,615)           (126)
                                                                    --------------------------------------------
     Net realized (losses) gains on available-for-sale
        securities                                                  $     (4,088)   $     (3,089)   $        624
                                                                    ============================================

OTHER INFORMATION

In 2000, the Company sold $1.0 million of securities that had been classified as held-to-maturity, due to significant declines in credit worthiness.

4. DERIVATIVE FINANCIAL INSTRUMENTS


SFAS 133, which was adopted January 1, 2001, requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. Upon adoption, the Company recognized a cumulative effect of a change in accounting principle of $71 thousand, net of taxes. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the year ended December 31, 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. The Company had no cash flow hedges in 2002.

For the year ended December 31, 2001, the Company's other comprehensive income related to cash flow hedges was not significant.

OTHER DERIVATIVES

The Company invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked to market through realized investment gains, but had no change in market value for the year ended December 31, 2002 and 2001.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by any counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Information about deferred acquisition costs follows (IN THOUSANDS):

                                                                               YEAR ENDED DECEMBER 31
                                                                    --------------------------------------------
                                                                        2002            2001            2000
                                                                    --------------------------------------------
     Beginning balance                                              $     19,510    $     18,678    $     14,026
     Deferrals                                                             7,539           8,690           6,181
     Amortization                                                         (1,719)         (2,492)         (1,725)
     Adjustment related to realized (gains)
       losses on debt securities                                              (4)             10            (104)
     Adjustment related to unrealized (gains)
       losses on securities available-for-sale                            (7,770)         (5,376)            300
                                                                    --------------------------------------------
     Ending balance                                                 $     17,556    $     19,510    $     18,678
                                                                    ============================================

Information about value of business acquired follows (IN THOUSANDS):

                                                                               YEAR ENDED DECEMBER 31
                                                                    --------------------------------------------
                                                                        2002            2001            2000
                                                                    --------------------------------------------
     Beginning balance                                              $     10,782    $     18,539    $     31,542
     Amortization                                                            (53)         (2,217)         (3,747)
     Adjustment related to realized (gains) losses
       on debt securities                                                   (618)            160            (254)
     Adjustment related to unrealized gains on
       securities available-for-sale                                      (2,637)         (5,700)         (9,002)
                                                                    --------------------------------------------
     Ending balance                                                 $      7,474    $     10,782    $     18,539
                                                                    ============================================

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows (IN THOUSANDS):

                                                                                        AMORTIZATION
                                                                                         PERCENTAGE
                                                                                    --------------------
       Year ending December 31:
          2003                                                                             12.0%
          2004                                                                             10.4%
          2005                                                                              9.6%
          2006                                                                              9.2%
          2007                                                                              8.7%

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.0% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 5.6% in 2002, 4.1% to 5.7% in 2001 and 4.2% to 5.7% in 2000. The average credited interest rates for universal life-type products were 4.9% in 2002 and 5.6% in 2001 and 2000. For annuity products, credited interest rates generally ranged from 3.0% to 6.6% in 2002, 4.0% to 6.0% in 2001 and 5.0% to 7.8% in 2000.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

For immediate annuities the 1971 IAM is used for issues prior to 1992, the 83a table is used for issues between 1992 and 1999, and issues after 1999 use the 2000a table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                                               YEAR ENDED DECEMBER 31
                                                                    --------------------------------------------
                                                                        2002            2001            2000
                                                                    --------------------------------------------
     Balance as of January 1                                        $     13,714    $      9,006    $      8,852
     Less reinsurance recoverable                                          5,128           2,753           2,817
                                                                    --------------------------------------------
     Net balance as of January 1                                           8,586           6,253           6,035
                                                                    --------------------------------------------
     Amount incurred:
         Current year                                                      1,586           3,149           1,000
         Prior year                                                        1,358           1,760           1,264
                                                                    --------------------------------------------
                                                                           2,944           4,909           2,264
                                                                    --------------------------------------------
     Less amount paid:
         Current year                                                         63              54              41
         Prior year                                                        2,268           2,522           2,005
                                                                    --------------------------------------------
                                                                           2,331           2,576           2,046
                                                                    --------------------------------------------

     Net balance as of December 31                                         9,199           8,586           6,253
     Plus reinsurance recoverable                                          5,019           5,128           2,753
                                                                    --------------------------------------------

     Balance as of December 31                                      $     14,218    $     13,714    $      9,006
                                                                    ============================================

     Balance as of December 31 included with:
         Future policy benefits                                     $     13,882    $     13,369    $      8,617
         Policy and contract claims                                          336             345             389
                                                                    --------------------------------------------
                                                                    $     14,218    $     13,714    $      9,006
                                                                    ============================================

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Higher than anticipated claims resulted in adjustments related to a medical block of business that is in run out mode.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory-basis financial statements.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, where-as they are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP, but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; and 7) certain assets are not admitted for purposes of determining surplus under SAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. New Jersey has adopted the provisions of the revised manual with certain exceptions. Codification has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company used to prepare statutory basis financial statements. The effect of the adoption of Codification was to decrease the statutory surplus by $560 thousand.

Reported capital and surplus on a statutory basis at December 31, 2002 and 2001 was $112.9 million and $97.1 million. Reported statutory net income for the years ended December 31, 2002, 2001, and 2000 was $18.9 million, $5.6 million and $16.9 million.


The General Statutes of New Jersey require the Company to maintain minimum capital of $1.5 million and minimum unassigned surplus of $6.1 million. Additionally, New Jersey limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. The Company could pay approximately $19 million in dividends in 2003 without approval by New Jersey.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2002, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $7 million on deposit with various states in 2002 and 2001.

8. FEDERAL INCOME TAXES

The tax effects of temporary differences that result in significant deferred income tax assets and deferred tax liabilities are as follows (IN THOUSANDS):

                                                                                           DECEMBER 31
                                                                                       2002          2001
                                                                                   ---------------------------
     Deferred income tax assets:
        Difference in policy liabilities                                           $      6,272   $      4,767
        Obligation for postretirement benefits                                               63             63
        Depreciation differences                                                            119          1,496
        Deferral of policy acquisition costs and value of business
          acquired                                                                            -            761
        Other deferred tax assets                                                           416          2,710
                                                                                   ---------------------------
     Gross deferred tax assets                                                            6,870          9,797

     Deferred income tax liabilities:
        Deferral of policy acquisition costs and value of business
          acquired                                                                       (4,920)             -
        Net unrealized gains on securities                                              (15,087)        (5,532)
        Differences in investment basis                                                  (1,706)        (3,339)
        Other deferred tax liabilities                                                        -         (2,971)
                                                                                   ---------------------------
     Gross deferred tax liabilities                                                     (21,713)       (11,842)
                                                                                   ---------------------------
     Net deferred income tax liability                                             $    (14,843)  $     (2,045)
                                                                                   ===========================

The federal income tax return for tax year 1999 is currently under examination by the Internal Revenue Service, and no assessments have been proposed to date. In the opinion of management, recorded income tax liabilities adequately provide for these pending assessments as well as all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $4.7 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax, which would approximate $1.6 million.

Federal income taxes paid in 2002, 2001, and 2000 were $9.6 million, $8.2 million, and $13.4 million, respectively.

9. RETIREMENTS BENEFIT PLANS

PENSION PLANS

The Company's employees participate in the Ultimate Parent's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plans are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Ultimate Parent. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS

The Company provides certain other postretirement benefits, principally health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

DEFINED CONTRIBUTION PLANS

The Company participates in the Ultimate Parent's defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund, which acquires and holds shares of the Ultimate Parent's common stock for the account of participants. Most plan assets are invested under a group variable annuity contract issued by Jefferson Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE

The Company attempts to reduce exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures the portion of an individual life insurance risk in excess of its retention limits, which ranges from $400 thousand to $2 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to its financial statements.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the three years ended December 31, 2002.

10. REINSURANCE

The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):


                                                                            YEAR ENDED DECEMBER 31
                                                                     2002            2001            2000
                                                                 --------------------------------------------
  Premiums and other considerations, before effect of
     reinsurance ceded                                           $     36,650    $     22,239    $     21,543
  Less premiums and other considerations ceded                          1,715           1,729           1,774
                                                                 --------------------------------------------
  Net premiums and other considerations                          $     34,935    $     20,510    $     19,769
                                                                 ============================================

  Benefits, before reinsurance recoveries                        $     78,468    $     60,065    $     55,738
  Less reinsurance recoveries                                             522           1,412           3,780
                                                                 --------------------------------------------
  Net benefits                                                   $     77,946    $     58,653    $     51,958
                                                                 ============================================

11. ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income, along with selected tax effects are as follows (IN THOUSANDS):


                                                                                      UNREALIZED GAINS
                                                                                      ON AVAILABLE-FOR-
                                                                                       SALE SECURITIES
                                                                                      -----------------
     BALANCE AT DECEMBER 31, 1999                                                     $        (10,053)
     Unrealized holding gains arising during period, net of $4,366 tax expense                   8,061
     Less: reclassification adjustment
         Gains realized in net income, net of $218 tax expense                                     406
                                                                                      ----------------
     BALANCE AT DECEMBER 31, 2000                                                               (2,398)
     Unrealized holding gains arising during period, net of $5,718 tax expense                  10,662
     Less: reclassification adjustment
         Loss realized in net income, net of $1,079 tax benefit                                 (2,010)
                                                                                      ----------------
     BALANCE AT DECEMBER 31, 2001                                                               10,274
     Unrealized holding gains arising during period, net of $8,124 tax expense                  15,089
     Less: reclassification adjustment
         Loss realized in net income, net of $1,431 tax benefit                                 (2,657)
                                                                                      ----------------
     BALANCE AT DECEMBER 31, 2002                                                     $         28,020
                                                                                      ================


12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with the Ultimate Parent and certain of its subsidiaries for personnel and facilities usage, general management services, and investment management services. The Company expensed, prior to deferrals, $9.6 million, $7.8 million, and $7.1 million in 2002, 2001, and 2000 for general management and investment services provided by Jefferson-Pilot Life Insurance Company. At December 31, 2002 and 2001, the Company had no amounts payable to Jefferson-Pilot Life Insurance Company related to these service contracts. The Company had $837 thousand of other receivables due from related parties at December 31, 2002. This balance is included in other assets on the accompanying balance sheets. The Company also had $187 thousand of other payables due to related parties at December 31, 2001. This balance is included in accrued expenses and other liabilities on the accompanying balance sheets.

During 2002, the Ultimate Parent assigned to the Company a block of reinsurance related to an agreement with Phoenix Life Insurance Company. The reserves related to this reinsurance agreement were approximately $19 million. This assignment transfers all rights and obligations, including but not limited to insurance risk liability, to the Company. Income and expense related to this transfer was not significant in 2002.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value and fair value of financial instruments are as follows (IN THOUSANDS):

                                                                           YEAR ENDED DECEMBER 31
                                                                     2002                           2001
                                                          ----------------------------------------------------------
                                                            CARRYING         FAIR         CARRYING         FAIR
                                                              VALUE          VALUE          VALUE          VALUE
                                                          ----------------------------------------------------------
FINANCIAL ASSETS
Debt securities available-for-sale                        $  1,102,429   $  1,102,429   $    923,297    $    923,297
Debt securities held-to-maturity                               122,450        130,632        128,742         130,436
Equity securities available-for-sale                             1,551          1,551          1,525           1,525
Mortgage loans on real estate                                   30,823         33,812         21,367          22,352
Policy loans                                                    27,015         31,868         26,054          31,775

FINANCIAL LIABILITIES
Annuity contracts in accumulation phase                   $    816,933   $    788,248   $    655,054    $    629,477
Derivative financial instruments                                   110            110            110             110

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the accompanying balance sheet due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the accompanying balance sheet.

The fair values of debt, equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the accompanying balance sheet, are estimated to equal the cash surrender values of the contracts.

14. COMMITMENTS AND CONTINGENT LIABILITIES

In the normal course of business, the Company is party to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

                         REPORT OF INDEPENDENT AUDITORS


To the Contractholders of the JPF Separate Account B and
Board of Directors of Jefferson Pilot LifeAmerica Insurance Company


We have audited the accompanying statement of assets and liabilities of the JPF Separate Account B as of December 31, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Separate Account B at December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
March 20, 2003

                       STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT B

                                DECEMBER 31, 2002

                                                    JPVF         JPVF         JPVF         JPVF          JPVF
                                       JPVF       EMERGING      MID-CAP      CAPITAL       SMALL        MID-CAP
                                      GROWTH       GROWTH       GROWTH       GROWTH       COMPANY        VALUE
                                     DIVISION     DIVISION     DIVISION     DIVISION     DIVISION      DIVISION
                                    ----------   ----------   ----------   ----------   ----------    ----------
ASSETS

Investments at cost                 $  404,347   $  619,424   $   76,539   $  825,994   $  542,771    $  122,423
                                    ==========   ==========   ==========   ==========   ==========    ==========

Investments at market value         $  279,909   $  335,824   $   69,091   $  497,369   $  411,232    $  115,933
Net premiums receivable (payable)          400          387          439          730         (139)        1,950
                                    ----------   ----------   ----------   ----------   ----------    ----------
           TOTAL NET ASSETS         $  280,309   $  336,211   $   69,530   $  498,099   $  411,093    $  117,883
                                    ==========   ==========   ==========   ==========   ==========    ==========

UNITS OUTSTANDING                       28,207       49,033        9,153       69,910       61,241        13,615

NET ASSET VALUE PER UNIT            $    9.938   $    6.857   $    7.596   $    7.125   $    6.713    $    8.659

                                        JPVF         JPVF
                                       S&P 500     SMALL-CAP      JPVF
                                        INDEX        VALUE        VALUE
                                      DIVISION     DIVISION     DIVISION
                                    -----------   ----------   ----------
ASSETS

Investments at cost                 $ 2,100,590   $  119,141   $  604,180
                                    ===========   ==========   ==========

Investments at market value         $ 1,530,045   $  109,951   $  515,150
Net premiums receivable (payable)           925        1,794        1,073
                                    -----------   ----------   ----------
           TOTAL NET ASSETS         $ 1,530,970   $  111,745   $  516,223
                                    ===========   ==========   ==========

UNITS OUTSTANDING                       181,454       12,712       51,095

NET ASSET VALUE PER UNIT            $     8.438   $    8.791   $   10.104

See notes to financial statements.

                                                        JPVF
                                         JPVF           WORLD                        JPVF         JPVF
                                     INTERNATIONAL      GROWTH         JPVF       HIGH YIELD      MONEY
                                         EQUITY         STOCK        BALANCED        BOND         MARKET
                                        DIVISION       DIVISION      DIVISION      DIVISION      DIVISION
                                    --------------   -----------   -----------   -----------   -----------
ASSETS

Investments at cost                 $      233,769   $   428,497   $   434,135   $   395,787   $ 1,473,867
                                    ==============   ===========   ===========   ===========   ===========

Investments at market value         $      170,243   $   330,029   $   400,106   $   371,037   $ 1,478,773
Accrued investment income                        -             -             -             -             -
Net premiums receivable (payable)              921           281         2,201         1,761        (7,480)
                                    --------------   -----------   -----------   -----------   -----------
           TOTAL NET ASSETS         $      171,164   $   330,310   $   402,307   $   372,798   $ 1,471,293
                                    ==============   ===========   ===========   ===========   ===========

UNITS OUTSTANDING                           25,796        32,073        33,135        35,905       133,157

NET ASSET VALUE PER UNIT            $        6.636   $    10.299   $    12.142   $    10.383   $    11.050

                                      AMERICAN
                                      CENTURY VP        AYCO        FIDELITY
                                    INTERNATIONAL      GROWTH      VIP GROWTH
                                       DIVISION       DIVISION      DIVISION
                                    -------------   -----------   -----------
ASSETS

Investments at cost                 $      58,457   $   277,926   $ 1,150,610
                                    =============   ===========   ===========

Investments at market value         $      53,994   $   206,303   $   775,870
Accrued investment income                       -           745             -
Net premiums receivable (payable)             118           386           581
                                    -------------   -----------   -----------
           TOTAL NET ASSETS         $      54,112   $   207,434   $   776,451
                                    =============   ===========   ===========

UNITS OUTSTANDING                           6,794        32,406        98,608

NET ASSET VALUE PER UNIT            $       7.965   $     6.401   $     7.874

See notes to financial statements.

                                FIDELITY       FIDELITY     MFS VIT       MFS VIT     PIMCO       TEMPLETON     T.ROWE PRICE
                                   VIP           VIP        RESEARCH     UTILITIES    TOTAL        FOREIGN     MID-CAP GROWTH
                              EQUITY-INCOME   CONTRAFUND     SERIES        SERIES     RETURN      SECURITIES       VIP II
                                DIVISION       DIVISION     DIVISION      DIVISION   DIVISION      DIVISION       DIVISION
                              -------------   ----------   ----------   ----------  -----------   ----------   --------------
ASSETS

Investments at cost           $     848,595   $  881,510   $  361,107   $  311,161  $ 1,008,833   $  306,245   $        1,283
                              =============   ==========   ==========   ==========  ===========   ==========   ==============

Investments at market value   $     707,404   $  751,288   $  237,870   $  230,173  $ 1,025,841   $  218,136   $        1,260
Accrued investment income                 -            -            -            -        3,833            -                -
Net premiums receivable               2,285        2,947           63          418        4,171        1,238               30
                              -------------   ----------   ----------   ----------  -----------   ----------   --------------
           TOTAL NET ASSETS   $     709,689   $  754,235   $  237,933   $  230,591  $ 1,033,845   $  219,374   $        1,290
                              =============   ==========   ==========   ==========  ===========   ==========   ==============

UNITS OUTSTANDING                    69,404       70,392       30,967       28,289       94,227       24,403              126

NET ASSET VALUE PER UNIT      $      10.226   $   10.715   $    7.684   $    8.152  $    10.973   $    8.990   $       10.238

                               AMERICAN
                               CENTURY
                               VP VALUE
                               DIVISION
                              ----------
ASSETS

Investments at cost           $    4,459
                              ==========

Investments at market value   $    4,208
Accrued investment income              -
Net premiums receivable              101
                              ----------
           TOTAL NET ASSETS   $    4,309
                              ==========

UNITS OUTSTANDING                    413

NET ASSET VALUE PER UNIT      $   10.436

See notes to financial statements.

                                 VANGUARD         VANGUARD    VANGUARD      SCUDDER       PROFUND      PROFUND     PROFUND
                                VIF SMALL       VIF MID-CAP   VIF REIT   VIT SMALL CAP       VP          VP          VP
                              COMPANY GROWTH       INDEX       INDEX         INDEX       TECHNOLOGY   FINANCIAL   HEALTHCARE
                                 DIVISION         DIVISION    DIVISION      DIVISION      DIVISION     DIVISION    DIVISION
                              --------------   ------------   --------   -------------   ----------   ---------   ----------
ASSETS

Investments at cost           $        6,351   $      8,962   $  2,902   $       1,862   $      101   $      22   $      315
                              ==============   ============   ========   =============   ==========   =========   ==========

Investments at market value   $        6,280   $      8,901   $  2,924   $       1,768   $       97   $      22   $      305
Net premiums receivable                    1            118         89             101           85          26           74
                              --------------   ------------   --------   -------------   ----------   ---------   ----------
           TOTAL NET ASSETS   $        6,281   $      9,019   $  3,013   $       1,869   $      182   $      48   $      379
                              ==============   ============   ========   =============   ==========   =========   ==========

UNITS OUTSTANDING                        609            870        311             179           19           5           39

NET ASSET VALUE PER UNIT      $       10.315   $     10.366   $  9.693   $      10.450   $    9.721   $  10.054   $    9.772

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT B

                                                           JPVF                                    JPVF
                                                          GROWTH                             EMERGING GROWTH
                                                         DIVISION                                DIVISION
                                           -----------------------------------    --------------------------------------
                                                  YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                           -----------------------------------    --------------------------------------
                                              2002         2001         2000         2002          2001          2000
                                           ---------    ---------    ---------    ----------    ----------    ----------
Investment Income:
    Dividend income                        $       -    $       -    $       -    $        -    $        -    $        -

Expenses:
    Mortality and expense risk charge          2,130        1,219          459         2,774         2,307         1,375
                                           ---------    ---------    ---------    ----------    ----------    ----------
       Net investment loss                    (2,130)      (1,219      (1,375)       (1,219)        (2,307)       (1,375)
                                           ---------    ---------    ---------    ----------    ----------    ----------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                    (7,670)      (2,436)       1,274       (28,008)       (4,709)        3,531
    Realized gain distributions                    -        7,466        6,194             -        56,307        17,192
                                           ---------    ---------    ---------    ----------    ----------    ----------

    Realized gain (loss)                      (7,670)       5,030        7,468       (28,008)       51,598        20,723
                                           ---------    ---------    ---------    ----------    ----------    ----------

    Change in net unrealized gain {loss}
       on investments                        (59,935)     (54,189)     (24,239)      (98,263)     (155,899)      (81,653)
                                           ---------    ---------    ---------    ----------    ----------    ----------

    Decrease in net assets
       from operations                     $ (69,735)   $ (50,378)   $ (17,230)   $ (129,045)   $ (106,608)   $  (62,305)
                                           =========    =========    =========    ==========    ==========    ==========

                                                          JPVF
                                                     MID-CAP GROWTH
                                                        DIVISION
                                           -----------------------------------
                                                               PERIOD FROM
                                               YEAR        OCTOBER 22, 2001(a)
                                               ENDED               TO
                                           DECEMBER 31,        DECEMBER 31,
                                               2002               2001
                                           ------------    -------------------
Investment Income:
    Dividend income                        $          -    $                 -

Expenses:
    Mortality and expense risk charge               280                      -
                                           ------------    -------------------
       Net investment loss                         (280)                     -
                                           ------------    -------------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                         (399)                     5
    Realized gain distributions                       -                      -
                                           ------------    -------------------

    Realized gain (loss)                           (399)                     5
                                           ------------    -------------------

    Change in net unrealized gain {loss}
       on investments                            (7,430)                   (18)
                                           ------------    -------------------

    Decrease in net assets
       from operations                     $     (8,109)   $               (13)
                                           ============    ===================

(a) Commencement of operations

See notes to financial statements.

                                                             JPVF                                    JPVF
                                                        CAPITAL GROWTH                          SMALL COMPANY
                                                           DIVISION                                DIVISION
                                           --------------------------------------    ----------------------------------
                                                   YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                                           --------------------------------------    ----------------------------------
                                              2002          2001          2000          2002         2001       2000
                                           ----------    ----------    ----------    ----------    --------   ---------
Investment Income:
    Dividend income                        $        -    $        -    $        -    $        -    $      -   $       -

Expenses:
    Mortality and expense risk charge           4,809         4,508         3,356         4,145       2,732         624
                                           ----------    ----------    ----------    ----------    --------   ---------
       Net investment loss                     (4,809)       (4,508)       (3,356)       (4,145)     (2,732)       (624)
                                           ----------    ----------    ----------    ----------    --------   ---------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                    (94,768)       (4,120)        7,055       (43,840)     (2,302)     (6,844)
    Realized gain distributions                     -        34,505        13,821             -           -           -
                                           ----------    ----------    ----------    ----------    --------   ---------

    Realized gain (loss)                      (94,768)       30,385        20,876       (43,840)     (2,302)     (6,844)
                                           ----------    ----------    ----------    ----------    --------   ---------

    Change in net unrealized gain (loss)
       on investments                        (113,051)     (162,297)     (106,380)     (124,340)      6,942     (20,428)
                                           ----------    ----------    ----------    ----------    --------   ---------

    Increase (decrease) in net assets
       from operations
                                           $ (212,628)   $ (136,420)   $  (88,860)   $ (172,325)   $  1,908   $ (27,896)
                                           ==========    ==========    ==========    ==========    ========   =========

                                                         JPVF
                                                       MID-CAP
                                                        VALUE
                                                       DIVISION
                                           ----------------------------------
                                                              PERIOD FROM
                                               YEAR       AUGUST 20, 2001(a)
                                              ENDED               TO
                                           DECEMBER 31,      DECEMBER 31,
                                               2002              2001
                                           ------------    ------------------
Investment Income:
    Dividend income                        $          -    $                -

Expenses:
    Mortality and expense risk charge               503                     -
                                           ------------    ------------------
       Net investment loss                         (503)                    -
                                           ------------    ------------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                       (2,084)                    -
    Realized gain distributions                       -                     -
                                           ------------    ------------------

    Realized gain (loss)                         (2,084)                    -
                                           ------------    ------------------

    Change in net unrealized gain (loss)
       on investments                            (6,642)                  152
                                           ------------    ------------------

    Increase (decrease) in net assets
       from operations
                                           $     (9,229)   $              152
                                           ============    ==================

(a) Commencement of operations

See notes to financial statements.

                                                                                                       JPVF
                                                              JPVF                                   SMALL-CAP
                                                          S&P 500 INDEX                                VALUE
                                                             DIVISION                                 DIVISION
                                           ------------------------------------------    ----------------------------------
                                                                         PERIOD FROM                         PERIOD FROM
                                                                       MAY 1, 2000(a)       YEAR         AUGUST 20, 2001(a)
                                            YEAR ENDED DECEMBER 31,          TO             ENDED                TO
                                           ------------------------     DECEMBER 31,     DECEMBER 31,        DECEMBER 31,
                                              2002          2001            2000             2002               2001
                                           ----------    ----------    --------------    ------------    ------------------
Investment Income:
    Dividend income                        $   15,573    $    8,398    $            -    $          -    $               92

Expenses:
    Mortality and expense risk charge          13,433        10,614             5,496             535                     3
                                           ----------    ----------    --------------    ------------    ------------------
       Net investment income (loss)             2,140        (2,216)           (5,496)           (535)                   89
                                           ----------    ----------    --------------    ------------    ------------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                    (31,130)      (22,520)           (5,827)           (315)                   65
    Realized gain distributions                     -             -                 -             112                     -
                                           ----------    ----------    --------------    ------------    ------------------

    Realized gain (loss)                      (31,130)      (22,620)           (5,827)           (203)                   65
                                           ----------    ----------    --------------    ------------    ------------------

    Change in net unrealized gain (loss)
       on investments                        (377,062)     (113,180)          (80,303)         (9,586)                  396
                                           ----------    ----------    --------------    ------------    ------------------

    Increase (decrease) in net assets
       from operations                     $ (406,052)   $ (138,016)   $      (91,626)   $    (10,324)   $              550
                                           ==========    ==========    ==============    ============    ==================

                                                         JPVF
                                                         VALUE
                                                       DIVISION
                                           ---------------------------------
                                                YEAR ENDED DECEMBER 31,
                                           ---------------------------------
                                               2002        2001       2000
                                           -----------   --------   --------
Investment Income:
    Dividend income                        $     4,423   $  3,590   $  1,040

Expenses:
    Mortality and expense risk charge            4,473      3,464        875
                                           -----------   --------   --------
       Net investment income (loss)                (50)       126        165
                                           -----------   --------   --------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                     (30,159)       429     (5,213)
    Realized gain distributions                      -        248     12,963
                                           -----------   --------   --------

    Realized gain (loss)                       (30,159)       677      7,750
                                           -----------   --------   --------

    Change in net unrealized gain (loss)
       on investments                         (105,575)     4,147     13,759
                                           -----------   --------   --------

    Increase (decrease) in net assets
       from operations                     $  (135,784)  $  4,950   $ 21,674
                                           ===========   ========   ========

(a) Commencement of operations

See notes to financial statements.

                                                         JPVF                                  JPVF
                                                 INTERNATIONAL EQUITY                    WORLD GROWTH STOCK
                                                       DIVISION                               DIVISION
                                        -----------------------------------    -----------------------------------
                                              YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                        -----------------------------------    -----------------------------------
                                           2002         2001         2000         2002         2001         2000
                                        ---------    ---------    ---------    ---------    ---------    ---------
Investment Income:
    Dividend income                     $       -    $       -    $       -    $   3,656    $   4,079    $   1,411

Expenses:
    Mortality and expense risk charge       1,522        1,172          449        2,922        2,619          676
                                        ---------    ---------    ---------    ---------    ---------    ---------
       Net investment income (loss)        (1,522)      (1,172)        (449)         734        1,460          735
                                        ---------    ---------    ---------    ---------    ---------    ---------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                (21,869)     (16,682)        (469)      (5,320)      (5,865)       1,764
    Realized gain distributions                 -            -        5,476            -       33,681        1,536
                                        ---------    ---------    ---------    ---------    ---------    ---------

    Realized gain (loss)                  (21,869)     (16,682)       5,007       (5,320)      27,816        3,300
                                        ---------    ---------    ---------    ---------    ---------    ---------

    Change in net unrealized loss
       on investments                     (23,804)     (14,111)     (35,212)     (55,488)     (48,658)        (194)
                                        ---------    ---------    ---------    ---------    ---------    ---------

    Increase (decrease) in net assets
       from operations                  $ (47,195)   $ (31,965)   $ (30,654)   $ (60,074)   $ (19,382)   $   3,841
                                        =========    =========    =========    =========    =========    =========

                                                       JPVF
                                                     BALANCED
                                                     DIVISION
                                        -----------------------------------
                                               YEAR ENDED DECEMBER 31,
                                        -----------------------------------
                                           2002         2001         2000
                                        ---------    ---------    ---------
Investment Income:
    Dividend income                     $   5,131    $   2,233    $   1,115

Expenses:
    Mortality and expense risk charge       2,584          939          100
                                        ---------    ---------    ---------
       Net investment income (loss)         2,547        1,294        1,015
                                        ---------    ---------    ---------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                   (686)        (557)         149
    Realized gain distributions                 -        4,033        2,949
                                        ---------    ---------    ---------

    Realized gain (loss)                     (686)       3,476        3,098
                                        ---------    ---------    ---------

    Change in net unrealized loss
       on investments                     (24,207)      (9,032)      (5,531)
                                        ---------    ---------    ---------

    Increase (decrease) in net assets
       from operations                  $ (22,346)   $  (4,262)   $  (1,418)
                                        =========    =========    =========

See notes to financial statements.

                                                           JPVF                                   JPVF
                                                     HIGH YIELD BOND                          MONEY MARKET
                                                         DIVISION                               DIVISION
                                           -----------------------------------    -------------------------------------
                                                  YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                           -----------------------------------    -------------------------------------
                                              2002         2001         2000         2002        2001          2000
                                           ---------    ---------    ---------    ---------   ---------    ------------
Investment Income:
    Dividend income                        $     177    $  37,920    $  22,831    $  10,860   $  27,398    $        872

Expenses:
    Mortality and expense risk charge          3,376        2,510          622       10,607       7,022           1,617
                                           ---------    ---------    ---------    ---------   ---------    ------------
       Net investment income (loss)           (3,199)      35,410       22,209          253      20,376            (745)
                                           ---------    ---------    ---------    ---------   ---------    ------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                   (26,384)      (4,782)      (4,546)         207       5,384           5,588
                                           ---------    ---------    ---------    ---------   ---------    ------------

    Realized gain (loss)                     (26,384)      (4,782)      (4,546)         207       5,384           5,588
                                           ---------    ---------    ---------    ---------   ---------    ------------

    Change in net unrealized gain (loss)
       on investments                         31,563      (23,526)     (30,267)       2,826      (2,968)          4,860
                                           ---------    ---------    ---------    ---------   ---------    ------------

    Increase (decrease) in net assets
       from operations                     $   1,980    $   7,102    $ (12,604)   $   3,286   $  22,792    $      9,703
                                           =========    =========    =========    =========   =========    ============

                                                      AMERICAN
                                                      CENTURY
                                                  VP INTERNATIONAL
                                                      DIVISION
                                           -----------------------------------
                                                               PERIOD FROM
                                               YEAR        NOVEMBER 5, 2001(a)
                                              ENDED                 TO
                                           DECEMBER 31,        DECEMBER 31,
                                               2002                2001
                                           ------------    -------------------
Investment Income:
    Dividend income                        $         31    $                 -

Expenses:
    Mortality and expense risk charge               197                      -
                                           ------------    -------------------
       Net investment income (loss)                (166)                     -
                                           ------------    -------------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                         (137)                     -
                                           ------------    -------------------

    Realized gain (loss)                           (137)                     -
                                           ------------    -------------------

    Change in net unrealized gain (loss)
       on investments                            (4,486)                    23
                                           ------------    -------------------

    Increase (decrease) in net assets
       from operations                     $     (4,789)   $                23
                                           ============    ===================

(a) Commencement of operations

See notes to financial statements.

                                                        AYCO                                   FIDELITY
                                                       GROWTH                                 VIP GROWTH
                                                      DIVISION                                 DIVISION
                                           ---------------------------------    ------------------------------------
                                                              PERIOD FROM
                                               YEAR        AUGUST 2, 2001(a)
                                              ENDED               TO                   YEAR ENDED DECEMBER 31,
                                           DECEMBER 31,       DECEMBER 31,      ------------------------------------
                                               2002              2001             2002          2001         2000
                                           ------------    -----------------    ----------    ---------    ---------
Investment Income:
    Dividend income                        $        745    $             479    $    1,436    $     358    $     232

Expenses:
    Mortality and expense risk charge             1,565                  482         6,154        4,862        2,644
                                           ------------    -----------------    ----------    ---------    ---------
       Net investment income (loss)                (820)                  (3)       (4,718)      (4,504)      (2,412)
                                           ------------    -----------------    ----------    ---------    ---------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                       (1,408)              (1,312)       (5,969)     (23,982)       4,000
    Realized gain distributions                       -                  442             -       33,690       23,089
                                           ------------    -----------------    ----------    ---------    ---------

    Realized gain (loss)                         (1,408)                (870)       (5,969)       9,708       27,089
                                           ------------    -----------------    ----------    ---------    ---------

    Change in net unrealized gain (loss)
       on investments                           (60,564)             (11,059)     (232,754)     (98,074)     (83,408)
                                           ------------    -----------------    ----------    ---------    ---------

    Increase (decrease) in net assets
       from operations                     $    (62,792)   $         (11,932)   $ (243,441)   $ (92,870)   $ (58,731)
                                           ============    =================    ==========    =========    =========

                                                          FIDELITY
                                                     VIP EQUITY-INCOME
                                                          DIVISION
                                           ------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                           ------------------------------------
                                              2002         2001         2000
                                           ----------    ---------    ---------
Investment Income:
    Dividend income                        $   10,741    $   8,283    $   1,823

Expenses:
    Mortality and expense risk charge           5,981        4,828        1,115
                                           ----------    ---------    ---------
       Net investment income (loss)             4,760        3,455          708
                                           ----------    ---------    ---------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                    (41,277)      (8,553)         705
    Realized gain distributions                14,620       23,271        6,867
                                           ----------    ---------    ---------

    Realized gain (loss)                      (26,657)      14,718        7,572
                                           ----------    ---------    ---------

    Change in net unrealized gain (loss)
       on investments                        (113,953)     (42,972)      15,922
                                           ----------    ---------    ---------

    Increase (decrease) in net assets
       from operations                     $ (135,850)   $ (24,799)   $  24,202
                                           ==========    =========    =========

(a) Commencement of operations

See notes to financial statements.

                                                     FIDELITY                                  MFS
                                                  VIP CONTRAFUND                       VIT RESEARCH SERIES
                                                     DIVISION                                DIVISION
                                        -----------------------------------    -----------------------------------
                                               YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                        -----------------------------------    -----------------------------------
                                           2002         2001         2000         2002         2001         2000
                                        ---------    ---------    ---------    ---------    ---------    ---------
Investment Income:
    Dividend income                     $   4,550    $   2,737    $     328    $     557    $      24    $      33

Expenses:
    Mortality and expense risk charge       6,013        3,789          994        2,052        1,623          577

       Net investment income (loss)        (1,463)      (1,052)        (666)      (1,495)      (1,599)        (544)
                                        ---------    ---------    ---------    ---------    ---------    ---------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                 (3,287)      (5,681)      (3,680)      (9,365)      (9,745)       1,562
    Realized gain distributions                 -        9,661       11,907            -       22,580        5,658
                                        ---------    ---------    ---------    ---------    ---------    ---------

    Realized gain (loss)                   (3,287)       3,980        8,227       (9,365)      12,835        7,220
                                        ---------    ---------    ---------    ---------    ---------    ---------

    Change in net unrealized loss
       on investments                     (70,937)     (47,295)     (22,296)     (54,905)     (52,521)     (24,661)
                                        ---------    ---------    ---------    ---------    ---------    ---------

    Increase (decrease) in net assets
       from operations                  $ (75,687)   $ (44,367)   $ (14,735)   $ (65,765)   $ (41,285)   $ (17,985)
                                        =========    =========    =========    =========    =========    =========

                                                       MFS
                                               VIT UTILITIES SERIES
                                                      DIVISION
                                        -----------------------------------
                                               YEAR ENDED DECEMBER 31,
                                        -----------------------------------
                                           2002         2001         2000
                                        ---------    ---------    ---------
Investment Income:
    Dividend income                     $   3,916    $   4,565    $     386

Expenses:
    Mortality and expense risk charge       1,568        1,322          185

       Net investment income (loss)         2,348        3,243          201
                                        ---------    ---------    ---------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                 (4,688)      (9,898)       1,737
    Realized gain distributions                 -       11,971        2,909
                                        ---------    ---------    ---------

    Realized gain (loss)                   (4,688)       2,073        4,645
                                        ---------    ---------    ---------

    Change in net unrealized loss
       on investments                     (36,006)     (45,811)      (2,878)
                                        ---------    ---------    ---------

    Increase (decrease) in net assets
       from operations                  $ (38,346)   $ (40,495)   $   1,969
                                        =========    =========    =========

See notes to financial statements.

                                                       OPPENHEIMER                            OPPENHEIMER
                                                    STRATEGIC BOND/VA                           BOND/VA
                                                        DIVISION                               DIVISION
                                           -----------------------------------    -----------------------------------
                                                   YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                           -----------------------------------    -----------------------------------
                                              2002         2001         2000         2002         2001         2000
                                           ---------    ---------    ---------    ---------    ---------    ---------
Investment Income:
    Dividend income                        $  14,306    $   1,049    $   2,500    $  15,450    $  16,529    $   3,102

Expenses:
    Mortality and expense risk charge            442          520           45          510        2,037          268
                                           ---------    ---------    ---------    ---------    ---------    ---------
       Net investment income                  13,864          529        2,455       14,940       14,492        2,834
                                           ---------    ---------    ---------    ---------    ---------    ---------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                    (9,834)        (115)        (300)     (12,826)       4,138       (1,462)
    Realized gain distributions                    -        1,476            -            -            -            -
                                           ---------    ---------    ---------    ---------    ---------    ---------

    Realized gain (loss)                      (9,834)       1,361         (300)     (12,826)       4,138       (1,462)
                                           ---------    ---------    ---------    ---------    ---------    ---------

    Change in net unrealized gain (loss)
       on investments                           (437)       1,386       (1,160)      (1,735)      (3,160)       4,958
                                           ---------    ---------    ---------    ---------    ---------    ---------

    Increase (decrease) in net assets
       from operations                     $   3,593    $   3,276    $     995    $     379    $  15,470    $   6,330
                                           =========    =========    =========    =========    =========    =========

                                                        PIMCO
                                                     TOTAL RETURN
                                                       DIVISION
                                           ---------------------------------
                                                             PERIOD FROM
                                               YEAR       AUGUST 20, 2001(a)
                                              ENDED               TO
                                           DECEMBER 31,      DECEMBER 31,
                                               2002              2001
                                           ------------   ------------------
Investment Income:
    Dividend income                        $     29,460   $            1,304

Expenses:
    Mortality and expense risk charge             6,554                  319
                                           ------------   ------------------
       Net investment income                     22,906                  985
                                           ------------   ------------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                        1,009                 (169)
    Realized gain distributions                  12,421                5,486
                                           ------------   ------------------

    Realized gain (loss)                         13,430                5,317
                                           ------------   ------------------

    Change in net unrealized gain (loss)
       on investments                            24,412               (7,404)
                                           ------------   ------------------

    Increase (decrease) in net assets
       from operations                     $     60,748   $           (1,102)
                                           ============   ==================

(a) Commencement of operations

See notes to financial statements.

                                                                                  T. ROWE PRICE             AMERICAN
                                                     TEMPLETON                    MID-CAP GROWTH             CENTURY
                                                 FOREIGN SECURITIES                   VIP II                VP VALUE
                                                      DIVISION                       DIVISION               DIVISION
                                        -----------------------------------    -------------------    ---------------------
                                                                                   PERIOD FROM             PERIOD FROM
                                                                               OCTOBER 18, 2002(a)    SEPTEMBER 20, 2002(a)
                                               YEAR ENDED DECEMBER 31,                  TO                      TO
                                        -----------------------------------         DECEMBER 31,            DECEMBER 31,
                                           2002         2001         2000              2002                    2002
                                        ---------    ---------    ---------    -------------------    ---------------------
Investment Income:
    Dividend income                     $   5,492    $   7,840    $   2,590    $                 -    $                   -

Expenses:
    Mortality and expense risk charge       2,404        2,189          686                      -                        -
                                        ---------    ---------    ---------    -------------------    ---------------------
       Net investment income                3,088        5,651        1,904                      -                        -
                                        ---------    ---------    ---------    -------------------    ---------------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                (53,776)     (31,864)      (2,555)                     -                      128
    Realized gain distributions                 -       58,736       15,391                      -                        -
                                        ---------    ---------    ---------    -------------------    ---------------------

    Realized gain (loss)                  (53,776)      26,872       12,836                      -                      128
                                        ---------    ---------    ---------    -------------------    ---------------------

    Change in net unrealized loss
       on investments                      (5,063)     (76,819)     (14,767)                   (23)                    (251)
                                        ---------    ---------    ---------    -------------------    ---------------------

    Decrease in net assets
       from operations                  $ (55,751)   $ (44,296)   $     (27)   $               (23)   $                (123)
                                        =========    =========    =========    ===================    =====================

                                              VANGUARD                VANGUARD
                                              VIF SMALL              VIF MID-CAP
                                           COMPANY GROWTH               INDEX
                                              DIVISION                DIVISION
                                        --------------------    ---------------------
                                            PERIOD FROM             PERIOD FROM
                                        NOVEMBER 11, 2002(a)    SEPTEMBER 20, 2002(a)
                                                 TO                      TO
                                             DECEMBER 31,            DECEMBER 31,
                                                2002                    2002
                                        --------------------    ---------------------
Investment Income:
    Dividend income                     $                  -    $                   -

Expenses:
    Mortality and expense risk charge                      -                        -
                                        --------------------    ---------------------
       Net investment income                               -                        -
                                        --------------------    ---------------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                                 -                        -
    Realized gain distributions                            -                        -
                                        --------------------    ---------------------

    Realized gain (loss)                                   -                        -
                                        --------------------    ---------------------

    Change in net unrealized loss
       on investments                                    (71)                     (61)
                                        --------------------    ---------------------

    Decrease in net assets
       from operations                  $                (71)   $                 (61)
                                        ====================    =====================

(a) Commencement of operations

See notes to financial statements.

                                                 VANGUARD                 SCUDDER                 PROFUND
                                                   VIF                 VIT SMALL CAP                 VP
                                                REIT INDEX                 INDEX                 TECHNOLOGY
                                                 DIVISION                DIVISION                 DIVISION
                                           ---------------------   ---------------------    --------------------
                                               PERIOD FROM               PERIOD FROM             PERIOD FROM
                                            SEPTEMBER 9, 2002(a)   SEPTEMBER 20, 2002(a)     NOVEMBER 1, 2002(a)
                                                   TO                        TO                      TO
                                               DECEMBER 31,              DECEMBER 31,            DECEMBER 31,
                                                  2002                      2002                    2002
                                           ---------------------   ---------------------    --------------------
Investment Income:
    Dividend income                        $                   -   $                  11    $                  -

Expenses:
    Mortality and expense risk charge                          -                       -                       -
                                           ---------------------   ---------------------    --------------------
       Net investment income                                   -                      11                       -
                                           ---------------------   ---------------------    --------------------

Realized gain (loss) on investments:
    Net realized loss on
       sale of fund shares                                     -                      (2)                      -
    Realized gain distributions                                -                       1                       -
                                           ---------------------   ---------------------    --------------------

    Realized loss                                              -                      (1)                      -
                                           ---------------------   ---------------------    --------------------

    Change in net unrealized gain (loss)
       on investments                                         22                     (94)                     (4)
                                           ---------------------   ---------------------    --------------------

    Increase (decrease) in net assets
       from operations                     $                  22   $                 (84)   $                 (4)
                                           =====================   =====================    ====================

                                                 PROFUND                PROFUND
                                                   VP                      VP
                                                FINANCIAL              HEALTHCARE
                                                 DIVISION               DIVISION
                                           -------------------    --------------------
                                                PERIOD FROM            PERIOD FROM
                                           DECEMBER 27, 2002(a)    NOVEMBER 1, 2002(a)
                                                    TO                     TO
                                                DECEMBER 31,           DECEMBER 31,
                                                   2002                   2002
                                           -------------------    --------------------
Investment Income:
    Dividend income                        $                  -   $                  -

Expenses:
    Mortality and expense risk charge                         -                      -
                                           --------------------   --------------------
       Net investment income                                  -                      -
                                           --------------------   --------------------

Realized gain (loss) on investments:
    Net realized loss on
       sale of fund shares                                    -                      -
    Realized gain distributions                               -                      -
                                           --------------------   --------------------

    Realized loss                                             -                      -
                                           --------------------   --------------------

    Change in net unrealized gain (loss)
       on investments                                         -                    (10)
                                           --------------------   --------------------

    Increase (decrease) in net assets
       from operations                     $                  -   $                (10)
                                           ====================   ====================


(a) Commencement of operations

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT B

                                                                      JPVF
                                                                     GROWTH
                                                                    DIVISION
                                                     --------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE IN NET ASSETS

Operations:
  Net investment loss                                $   (2,130)   $   (1,219)   $     (459)
  Net realized gain (loss) on investments                (7,670)        5,030         7,468
  Change in net unrealized loss
    on investments                                      (59,935)      (54,189)      (24,239)
                                                     ----------    ----------    ----------
Decrease in net assets from operations                  (69,735)      (50,378)      (17,230)

Contractholder transactions--Note G:
  Transfers of net premiums                             183,612       106,233        51,978
  Transfers from/to General Account
    and within Separate Account, net                     42,891        43,484        42,829
  Transfers of cost of insurance                        (68,110)      (28,392)      (11,018)
  Transfers on account of other
    terminations                                         (5,712)        1,565         3,100
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                           152,681       122,890        86,889

Net increase in net assets                               82,946        72,512        69,659
                                                     ----------    ----------    ----------

Balance at beginning of period                          197,363       124,851        55,192
                                                     ----------    ----------    ----------

Balance at end of period                             $  280,309    $  197,363    $  124,851
                                                     ==========    ==========    ==========

                                                                      JPVF
                                                                EMERGING GROWTH
                                                                    DIVISION
                                                     --------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE IN NET ASSETS

Operations:
  Net investment loss                                $   (2,774)   $   (2,307)   $   (1,375)
  Net realized gain (loss) on investments               (28,008)       51,598        20,723
  Change in net unrealized loss
    on investments                                      (98,263)     (155,899)      (81,653)
                                                     ----------    ----------    ----------
Decrease in net assets from operations                 (129,045)     (106,608)      (62,305)

Contractholder transactions--Note G:
  Transfers of net premiums                             189,452       122,696        56,648
  Transfers from/to General Account
    and within Separate Account, net                     22,315        48,651       170,610
  Transfers of cost of insurance                        (61,098)      (35,216)      (20,832)
  Transfers on account of other
    terminations                                        (15,218)         (807)        3,557
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                           135,451       135,324       209,983

Net increase in net assets                                6,406        28,716       147,678
                                                     ----------    ----------    ----------

Balance at beginning of period                          329,805       301,089       153,411
                                                     ----------    ----------    ----------

Balance at end of period                             $  336,211    $  329,805    $  301,089
                                                     ==========    ==========    ==========

                                                                JPVF
                                                           MID-CAP GROWTH
                                                              DIVISION
                                                     ----------------------------
                                                                     PERIOD FROM
                                                                     OCTOBER 22,
                                                         YEAR           2001(a)
                                                        ENDED            TO
                                                     DECEMBER 31,    DECEMBER 31,
                                                         2002            2001
                                                     ------------    ------------
INCREASE IN NET ASSETS

Operations:
  Net investment loss                                $       (280)   $          -
  Net realized gain (loss) on investments                    (399)              5
  Change in net unrealized loss
    on investments                                         (7,430)            (18)
                                                     ------------    ------------
Decrease in net assets from operations                     (8,109)            (13)

Contractholder transactions--Note G:
  Transfers of net premiums                                51,212           3,585
  Transfers from/to General Account
    and within Separate Account, net                       34,680           1,652
  Transfers of cost of insurance                          (13,027)           (200)
  Transfers on account of other
    terminations                                             (253)              3
                                                     ------------    ------------
Net increase in net assets derived from
  contractholder transactions                              72,612           5,040

Net increase in net assets                                 64,503           5,027
                                                     ------------    ------------

Balance at beginning of period                              5,027               -
                                                     ------------    ------------

Balance at end of period                             $     69,530    $      5,027
                                                     ============    ============

(a)  Commencement of operations

See notes to financial statements.

                                                                     JPVF
                                                                 CAPITAL GROWTH
                                                                    DIVISION
                                                     --------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment loss                                $   (4,809)   $   (4,508)   $   (3,356)
  Net realized gain (loss) on investments               (94,768)       30,385        20,876
  Change in net unrealized gain (loss)
    on investments                                     (113,051)     (162,297)     (106,380)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations      (212,628)     (136,420)      (88,860)

Contractholder transactions--Note G:
  Transfers of net premiums                             275,947       251,016       121,333
  Transfers from/to General Account
    and within Separate Account, net                    (75,185)       61,545       271,656
  Transfers of cost of insurance                       (101,305)      (67,474)      (40,661)
  Transfer on account of death                                -             -             -
  Transfers on account of other
    terminations                                        (18,059)          (55)        3,098
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                            81,398       245,032       355,426

Net increase (decrease) in net assets                  (131,230)      108,612       266,566
                                                     ----------    ----------    ----------

Balance at beginning of period                          629,329       520,717       254,151
                                                     ----------    ----------    ----------

Balance at end of period                             $  498,099    $  629,329    $  520,717
                                                     ==========    ==========    ==========

                                                                     JPVF
                                                                 SMALL COMPANY
                                                                   DIVISION
                                                     --------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment loss                                $   (4,145)   $   (2,732)   $     (624)
  Net realized gain (loss) on investments               (43,840)       (2,302)       (6,844)
  Change in net unrealized gain (loss)
    on investments                                     (124,340)        6,942       (20,428)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations      (172,325)        1,908       (27,896)

Contractholder transactions--Note G:
  Transfers of net premiums                             158,601       153,130        81,798
  Transfers from/to General Account
    and within Separate Account, net                    (24,780)      154,608       187,828
  Transfers of cost of insurance                        (95,396)      (37,707)       (9,521)
  Transfer on account of death                                -             -             -
  Transfers on account of other
    terminations                                         (1,170)        1,956          (554)
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                            37,255       271,987       259,551

Net increase (decrease) in net assets                  (135,070)      273,895       231,655
                                                     ----------    ----------    ----------

Balance at beginning of period                          546,163       272,268        40,613
                                                     ----------    ----------    ----------

Balance at end of period                             $  411,093    $  546,163    $  272,268
                                                     ==========    ==========    ==========

                                                                 JPVF
                                                            MID-CAP VALUE
                                                              DIVISION
                                                     ----------------------------
                                                                      PERIOD FROM
                                                                      AUGUST 20,
                                                         YEAR           2001(a)
                                                        ENDED             TO
                                                     DECEMBER 31,    DECEMBER 31,
                                                         2002           2001
                                                     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment loss                                $       (503)   $          -
  Net realized gain (loss) on investments                  (2,084)              -
  Change in net unrealized gain (loss)
    on investments                                         (6,642)            152
                                                     ------------    ------------
Increase (decrease) in net assets from operations          (9,229)            152

Contractholder transactions--Note G:
  Transfers of net premiums                                72,494           1,202
  Transfers from/to General Account
    and within Separate Account, net                       74,384           1,535
  Transfers of cost of insurance                          (22,777)           (139)
  Transfer on account of death                                  -               -
  Transfers on account of other
    terminations                                              262              (1)
                                                     ------------    ------------
Net increase in net assets derived from
  contractholder transactions                             124,363           2,597

Net increase (decrease) in net assets                     115,134           2,749
                                                     ------------    ------------

Balance at beginning of period                              2,749               -
                                                     ------------    ------------

Balance at end of period                             $    117,883    $      2,749
                                                     ============    ============

(a)  Commencement of operations

See notes to financial statements.

                                                                       JPVF
                                                                   S&P 500 INDEX
                                                                     DIVISION
                                                     ------------------------------------------
                                                                                   PERIOD FROM
                                                                                      MAY 1,
                                                                                     2000(a)
                                                       YEAR ENDED DECEMBER 31,         TO
                                                     --------------------------    DECEMBER 31,
                                                         2002           2001           2000
                                                     ------------   -----------    ------------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)                       $     2,140    $    (2,216)   $     (5,496)
  Net realized gain (loss) on investments                (31,130)       (22,620)         (5,827)
  Change in net unrealized gain (loss)
    on investments                                      (377,062)      (113,180)        (80,303)
                                                     -----------    -----------    ------------
Increase (decrease) in net assets from operations       (406,052)      (138,016)        (91,626)

Contractholder transactions--Note G:                     611,351        541,199         178,544
  Transfers of net premiums
  Transfers from/to General Account                      144,211         79,167         969,265
    and within Separate Account, net                    (226,367)      (100,616)        (37,238)
  Transfers of cost of insurance                               -        (11,881)              -
  Transfers on account of other
    terminations                                          11,228         10,041          (2,240)
                                                     -----------    -----------    ------------
Net increase in net assets derived from
  contractholder transactions                            540,423        517,910       1,108,331

Net increase in net assets                               134,371        379,894       1,016,705
                                                     -----------    -----------    ------------

Balance at beginning of period                         1,396,599      1,016,705               -
                                                     -----------    -----------    ------------

Balance at end of period                             $ 1,530,970    $ 1,396,599    $  1,016,705
                                                     ===========    ===========    ============

                                                                JPVF
                                                           SMALL-CAP VALUE
                                                               DIVISION
                                                     ----------------------------
                                                                      PERIOD FROM
                                                                      AUGUST 20,
                                                         YEAR          2001(a)
                                                        ENDED            TO
                                                     DECEMBER 31,    DECEMBER 31,
                                                         2002           2001
                                                     ------------    ------------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)                       $       (535)   $         89
  Net realized gain (loss) on investments                    (203)             65
  Change in net unrealized gain (loss)
    on investments                                         (9,586)            396
                                                     ------------    ------------
Increase (decrease) in net assets from operations         (10,324)            550

Contractholder transactions--Note G:
  Transfers of net premiums                                50,092           2,010
  Transfers from/to General Account
    and within Separate Account, net                       72,314          12,988
  Transfers of cost of insurance                          (15,953)           (284)
  Transfers on account of other
    terminations                                              (42)            394
                                                     ------------    ------------
Net increase in net assets derived from
  contractholder transactions                             106,411          15,108

Net increase in net assets                                 96,087          15,658
                                                     ------------    ------------

Balance at beginning of period                             15,658               -
                                                     ------------    ------------

Balance at end of period                             $    111,745    $     15,658
                                                     ============    ============

                                                                       JPVF
                                                                       VALUE
                                                                     DIVISION
                                                     -----------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------
                                                        2002            2001           2000
                                                     -----------    -----------    -----------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)                       $       (50)   $       126    $       165
  Net realized gain (loss) on investments                (30,159)           677          7,750
  Change in net unrealized gain (loss)
    on investments                                      (105,575)         4,147         13,759
                                                     -----------    -----------    -----------
Increase (decrease) in net assets from operations       (135,784)         4,950         21,674

Contractholder transactions--Note G:
  Transfers of net premiums                              250,994        131,393         58,080
  Transfers from/to General Account
    and within Separate Account, net                      10,886         40,611        197,594
  Transfers of cost of insurance                         (99,484)       (42,435)       (14,754)
  Transfers on account of other
    terminations                                          (4,173)             4         (2,345)
                                                     -----------    -----------    -----------
Net increase in net assets derived from
  contractholder transactions                            158,223        129,573        238,575

Net increase in net assets                                22,439        134,523        260,249
                                                     -----------    -----------    -----------

Balance at beginning of period                           493,784        359,261         99,012
                                                     -----------    -----------    -----------

Balance at end of period                             $   516,223    $   493,784    $   359,261
                                                     ===========    ===========    ===========

(a)  Commencement of operations

See notes to financial statements.

                                                                     JPVF
                                                              INTERNATIONAL EQUITY
                                                                   DIVISION
                                                     --------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                       $   (1,522)   $   (1,172)   $     (449)
  Net realized gain (loss) on investments               (21,869)      (16,682)        5,007
  Change in net unrealized loss
    on investments                                      (23,804)      (14,111)      (35,212)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations       (47,195)      (31,965)      (30,654)

Contractholder transactions--Note G:
  Transfers of net premiums                             100,205        73,638        81,544
  Transfers from/to General Account
    and within Separate Account, net                     (1,714)      (15,478)       53,449
  Transfers of cost of insurance                        (44,972)      (17,751)       (8,896)
  Transfers on account of other
    terminations                                         (6,831)          714         1,750
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                            46,688        41,123       127,847

Net increase (decrease) in net assets                      (507)        9,158        97,193
                                                     ----------    ----------    ----------

Balance at beginning of period                          171,671       162,513        65,320
                                                     ----------    ----------    ----------

Balance at end of period                             $  171,164    $  171,671    $  162,513
                                                     ==========    ==========    ==========

                                                                     JPVF
                                                               WORLD GROWTH STOCK
                                                                    DIVISION
                                                     --------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                       $      734    $    1,460    $      735
  Net realized gain (loss) on investments                (5,320)       27,816         3,300
  Change in net unrealized loss
    on investments                                      (55,488)      (48,658)         (194)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations       (60,074)      (19,382)        3,841

Contractholder transactions--Note G:
  Transfers of net premiums                              99,006       121,093        46,553
  Transfers from/to General Account
    and within Separate Account, net                     16,529         4,186       140,609
  Transfers of cost of insurance                        (47,508)      (29,287)       (9,604)
  Transfers on account of other
    terminations                                         (1,182)       (1,132)       (1,114)
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                            66,845        94,860       176,444

Net increase (decrease) in net assets                     6,771        75,478       180,285
                                                     ----------    ----------    ----------

Balance at beginning of period                          323,539       248,061        67,776
                                                     ----------    ----------    ----------

Balance at end of period                             $  330,310    $  323,539    $  248,061
                                                     ==========    ==========    ==========

                                                                      JPVF
                                                                    BALANCED
                                                                    DIVISION
                                                     --------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                       $    2,547    $    1,294    $    1,015
  Net realized gain (loss) on investments                  (686)        3,476         3,098
  Change in net unrealized loss
    on investments                                      (24,207)       (9,032)       (5,531)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations       (22,346)       (4,262)       (1,418)

Contractholder transactions--Note G:
  Transfers of net premiums                             259,921        75,910        28,947
  Transfers from/to General Account
    and within Separate Account, net                    113,191        31,132        20,123
  Transfers of cost of insurance                        (98,859)      (28,723)       (7,416)
  Transfers on account of other
    terminations                                         (2,998)           97           914
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                           271,255        78,416        42,568

Net increase (decrease) in net assets                   248,909        74,154        41,150
                                                     ----------    ----------    ----------

Balance at beginning of period                          153,398        79,244        38,094
                                                     ----------    ----------    ----------

Balance at end of period                             $  402,307    $  153,398    $   79,244
                                                     ==========    ==========    ==========

See notes to financial statements.

                                                                     JPVF
                                                                HIGH YIELD BOND
                                                                   DIVISION
                                                     --------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                       $   (3,199)   $   35,410    $   22,209
  Net realized gain (loss) on investments               (26,384)       (4,782)       (4,546)
  Change in net unrealized gain (loss)
    on investments                                       31,563       (23,526)      (30,267)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations         1,980         7,102       (12,604)

Contractholder transactions--Note G:
  Transfers of net premiums                             131,488        96,814        66,306
  Transfers from/to General Account
    and within Separate Account, net                    (58,265)       59,510       164,250
  Transfers of cost of insurance                        (93,995)      (27,753)       (8,838)
  Transfers on account of other
    terminations                                           (734)        1,439          (216)
                                                     ----------    ----------    ----------
Net increase (decrease) in net assets derived from
  contractholder transactions                           (21,506)      130,010       221,502

Net increase (decrease) in net assets                   (19,526)      137,112       208,898
                                                     ----------    ----------    ----------

Balance at beginning of period                          392,324       255,212        46,314
                                                     ----------    ----------    ----------

Balance at end of period                             $  372,798    $  392,324    $  255,212
                                                     ==========    ==========    ==========

                                                                      JPVF
                                                                  MONEY MARKET
                                                                    DIVISION
                                                     --------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                         2002         2001          2000
                                                     -----------   ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                       $       253   $   20,376    $     (745)
  Net realized gain (loss) on investments                    207        5,384         5,588
  Change in net unrealized gain (loss)
    on investments                                         2,826       (2,968)        4,860
                                                     -----------   ----------    ----------
Increase (decrease) in net assets from operations          3,286       22,792         9,703

Contractholder transactions--Note G:
  Transfers of net premiums                              910,677      312,019        38,321
  Transfers from/to General Account
    and within Separate Account, net                     537,517     (253,885)      536,821
  Transfers of cost of insurance                        (297,314)    (306,015)      (52,058)
  Transfers on account of other
    terminations                                          (5,431)        (611)            -
                                                     -----------   ----------    ----------
Net increase (decrease) in net assets derived from
  contractholder transactions                          1,145,449     (248,492)      523,084

Net increase (decrease) in net assets                  1,148,735     (225,700)      532,787
                                                     -----------   ----------    ----------

Balance at beginning of period                           322,558      548,258        15,471
                                                     -----------   ----------    ----------

Balance at end of period                             $ 1,471,293   $  322,558    $  548,258
                                                     ===========   ==========    ==========

                                                           AMERICAN CENTURY
                                                           VP INTERNATIONAL
                                                               DIVISION
                                                     ----------------------------
                                                                      PERIOD FROM
                                                                      NOVEMBER 5,
                                                        YEAR           2001(a)
                                                        ENDED            TO
                                                     DECEMBER 31,    DECEMBER 31,
                                                         2002            2001
                                                     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                       $       (166)   $          -
  Net realized gain (loss) on investments                    (137)              -
  Change in net unrealized gain (loss)
    on investments                                         (4,486)             23
                                                     ------------    ------------
Increase (decrease) in net assets from operations          (4,789)             23

Contractholder transactions--Note G:
  Transfers of net premiums                                29,023             953
  Transfers from/to General Account
    and within Separate Account, net                       37,146             197
  Transfers of cost of insurance                           (8,320)            (39)
  Transfers on account of other
    terminations                                              (81)             (1)
                                                     ------------    ------------
Net increase (decrease) in net assets derived from
  contractholder transactions                              57,768           1,110

Net increase (decrease) in net assets                      52,979           1,133
                                                     ------------    ------------

Balance at beginning of period                              1,133               -
                                                     ------------    ------------

Balance at end of period                             $     54,112    $      1,133
                                                     ============    ============

(a) Commencement of operations

See notes to financial statements.

                                                                AYCO                                FIDELITY
                                                               GROWTH                              VIP GROWTH
                                                              DIVISION                             DIVISION
                                                     ----------------------------    --------------------------------------
                                                                     PERIOD FROM
                                                         YEAR          AUGUST 2,
                                                         ENDED        2001(a) TO             YEAR ENDED DECEMBER 31,
                                                     DECEMBER 31,    DECEMBER 31,    --------------------------------------
                                                         2002            2001           2002          2001          2000
                                                     ------------    ------------    ----------    ----------    ----------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)                       $       (820)   $         (3)   $   (4,718)   $   (4,504)   $   (2,412)
  Net realized gain (loss) on investments                  (1,408)           (870)       (5,969)        9,708        27,089
  Change in net unrealized gain (loss)
      on investments                                      (60,564)        (11,059)     (232,754)      (98,074)      (83,408)
                                                     ------------    ------------    ----------    ----------    ----------
Increase (decrease) in net assets from operations         (62,792)        (11,932)     (243,441)      (92,870)      (58,731)

Contractholder transactions--Note G:
  Transfers of net premiums                               108,267           1,512       373,465       233,638        83,606
  Transfers from/to General Account
      and within Separate Account, net                     38,994         157,446       118,698        88,177       307,711
  Transfers of cost of insurance                          (19,559)         (3,061)     (135,270)      (64,352)      (28,518)
  Transfer on account of death                                  -               -             -       (11,423)            -
  Transfers on account of other
      terminations                                           (970)           (471)       (5,299)        1,511          (979)
                                                     ------------    ------------    ----------    ----------    ----------
Net increase in net assets derived
  from contractholder transactions                        126,732         155,426       351,594       247,551       361,820

Net increase in net assets                                 63,940         143,494       108,153       154,681       303,089
                                                     ------------    ------------    ----------    ----------    ----------

Balance at beginning of period                            143,494               -       668,298       513,617       210,528
                                                     ------------    ------------    ----------    ----------    ----------

Balance at end of period                             $    207,434    $    143,494    $  776,451    $  668,298    $  513,617
                                                     ============    ============    ==========    ==========    ==========

                                                                    FIDELITY
                                                                VIP EQUITY-INCOME
                                                                    DIVISION
                                                     --------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)                       $    4,760    $    3,455    $      708
  Net realized gain (loss) on investments               (26,657)       14,718         7,572
  Change in net unrealized gain (loss)
      on investments                                   (113,953)      (42,972)       15,922
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations      (135,850)      (24,799)       24,202

Contractholder transactions--Note G:
  Transfers of net premiums                             278,479       199,091        54,215
  Transfers from/to General Account
      and within Separate Account, net                   16,874        82,775       339,516
  Transfers of cost of insurance                       (110,074)      (54,908)      (18,378)
  Transfer on account of death                                -       (31,669)            -
  Transfers on account of other
      terminations                                       (4,608)           26        (4,073)
                                                     ----------    ----------    ----------
Net increase in net assets derived
  from contractholder transactions                      180,671       195,315       371,280

Net increase in net assets                               44,821       170,516       395,482
                                                     ----------    ----------    ----------

Balance at beginning of period                          664,868       494,352        98,870
                                                     ----------    ----------    ----------

Balance at end of period                             $  709,689    $  664,868    $  494,352
                                                     ==========    ==========    ==========

(a) Commencement of operations

See notes to financial statements.

                                                                    FIDELITY
                                                                 VIP CONTRAFUND
                                                                    DIVISION
                                                     --------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)                       $   (1,463)   $   (1,052)   $     (666)
  Net realized gain (loss) on investments                (3,287)        3,980         8,227
  Change in net unrealized loss
      on investments                                    (70,937)      (47,295)      (22,296)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations       (75,687)      (44,367)      (14,735)

Contractholder transactions--Note G:
  Transfers of net premiums                             252,734       177,808        96,596
  Transfers from/to General Account
       and within Separate Account, net                 124,878        88,977       233,185
  Transfers of cost of insurance                        (92,760)      (41,370)      (22,998)
  Transfer on account of death                                -       (17,768)            -
  Transfers on account of other
      terminations                                       (5,139)        1,561           408
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                           279,713       209,208       307,191

Net increase in net assets                              204,026       164,841       292,456
                                                     ----------    ----------    ----------

Balance at beginning of period                          550,209       385,368        92,912
                                                     ----------    ----------    ----------

Balance at end of period                             $  754,235    $  550,209    $  385,368
                                                     ==========    ==========    ==========

                                                                      MFS
                                                              VIT RESEARCH SERIES
                                                                   DIVISION
                                                     --------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)                       $   (1,495)   $   (1,599)   $     (544)
  Net realized gain (loss) on investments                (9,365)       12,835         7,220
  Change in net unrealized loss
      on investments                                    (54,905)      (52,521)      (24,661)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations       (65,765)      (41,285)      (17,985)

Contractholder transactions--Note G:
  Transfers of net premiums                              94,275        60,538        26,099
  Transfers from/to General Account
       and within Separate Account, net                  30,460        50,676       124,163
  Transfers of cost of insurance                        (45,690)      (22,560)      (14,764)
  Transfer on account of death                                -       (17,147)            -
  Transfers on account of other
      terminations                                       (1,062)        5,870          (126)
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                            77,983        77,377       135,372

Net increase in net assets                               12,218        36,092       117,387
                                                     ----------    ----------    ----------

Balance at beginning of period                          225,715       189,623        72,236
                                                     ----------    ----------    ----------

Balance at end of period                             $  237,933    $  225,715    $  189,623
                                                     ==========    ==========    ==========

                                                                     MFS
                                                             VIT UTILITIES SERIES
                                                                   DIVISION
                                                     --------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)                       $    2,348    $    3,243    $      201
  Net realized gain (loss) on investments                (4,688)        2,073         4,646
  Change in net unrealized loss
      on investments                                    (36,006)      (45,811)       (2,878)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations       (38,346)      (40,495)        1,969

Contractholder transactions--Note G:
  Transfers of net premiums                             128,779        58,711        21,797
  Transfers from/to General Account
       and within Separate Account, net                  35,630        11,047       103,892
  Transfers of cost of insurance                        (43,585)      (18,502)       (6,694)
  Transfer on account of death                                -       (11,964)            -
  Transfers on account of other
      terminations                                       (1,165)        1,498        (1,048)
                                                     ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                           119,659        40,790       117,947

Net increase in net assets                               81,313           295       119,916
                                                     ----------    ----------    ----------

Balance at beginning of period                          149,278       148,983        29,067
                                                     ----------    ----------    ----------

Balance at end of period                             $  230,591    $  149,278    $  148,983
                                                     ==========    ==========    ==========

See notes to financial statements.

                                                                   OPPENHEIMER
                                                                STRATEGIC BOND/VA
                                                                    DIVISION
                                                     --------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                              $   13,864    $      529    $    2,455
  Net realized gain (loss) on investments                (9,834)        1,361          (300)
  Change in net unrealized gain (loss)
      on investments                                       (437)        1,386        (1,160)
                                                     ----------    ----------    ----------
Increase (decrease) in net assets from operations         3,593         3,276           995

Contractholder transactions--Note F:
  Transfers of net premiums                               5,740        14,465         5,235
  Transfers from/to General Account
      and within Separate Account, net                 (180,920)      131,756         3,697
  Transfers of cost of insurance                         (6,541)       (8,260)       (2,361)
  Transfer on account of death                                -             -             -
  Transfers on account of other
      terminations                                            5           (81)         (213)
                                                     ----------    ----------    ----------
Net increase (decrease) in net assets derived
  from contractholder transactions                     (181,716)      137,880         6,358

Net increase (decrease) in net assets                  (178,123)      141,156         7,353
                                                     ----------    ----------    ----------

Balance at beginning of period                          178,123        36,967        29,614
                                                     ----------    ----------    ----------

Balance at end of period                             $        -    $  178,123    $   36,967
                                                     ==========    ==========    ==========

                                                                   OPPENHEIMER                             PIMCO
                                                                     BOND/VA                           TOTAL RETURN
                                                                    DIVISION                              DIVISION
                                                     --------------------------------------    ----------------------------
                                                                                                               PERIOD FROM
                                                                                                   YEAR          AUGUST 20,
                                                              YEAR ENDED DECEMBER 31,             ENDED         2001(a) TO
                                                     --------------------------------------    DECEMBER 31,    DECEMBER 31,
                                                        2002          2001          2000           2002            2001
                                                     ----------    ----------    ----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                              $   14,940    $   14,492    $    2,834    $     22,906    $        985
  Net realized gain (loss) on investments               (12,826)        4,138        (1,462)         13,430           5,317
  Change in net unrealized gain (loss)
      on investments                                     (1,735)       (3,160)        4,958          24,412          (7,404)
                                                     ----------    ----------    ----------    ------------    ------------
Increase (decrease) in net assets from operations           379        15,470         6,330          60,748          (1,102)


Contractholder transactions--Note F:
  Transfers of net premiums                              18,407        76,586        19,851         293,624          26,115
  Transfers from/to General Account
      and within Separate Account, net                 (209,680)      (71,683)      156,524         561,862         314,849
  Transfers of cost of insurance                        (11,438)      (28,080)       (6,636)       (200,966)        (16,609)
  Transfer on account of death                                -             -             -               -               -
  Transfers on account of other
      terminations                                          (51)        2,260          (232)           (983)         (3,693)
                                                     ----------    ----------    ----------    ------------    ------------
Net increase (decrease) in net assets derived
  from contractholder transactions                     (202,762)      (20,917)      169,507         653,537         320,662

Net increase (decrease) in net assets                  (202,383)       (5,447)      175,837         714,285         319,560
                                                     ----------    ----------    ----------    ------------    ------------

Balance at beginning of period                          202,383       207,830        31,993         319,560               -
                                                     ----------    ----------    ----------    ------------    ------------

Balance at end of period                             $        -    $  202,383    $  207,830    $  1,033,845    $    319,560
                                                     ==========    ==========    ==========    ============    ============

(a) Commencement of operations

See notes to financial statements.

                                                                     TEMPLETON
                                                                FOREIGN SECURITIES
                                                                     DIVISION
                                                     --------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     --------------------------------------
                                                        2002          2001          2000
                                                     ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                              $    3,088    $    5,651    $    1,904
  Net realized gain (loss) on investments               (53,776)       26,872        12,836
  Change in net unrealized loss
      on investments                                     (5,063)      (76,819)      (14,767)
                                                     ----------    ----------    ----------
Decrease in net assets from operations                  (55,751)      (44,296)          (27)

Contractholder transactions--Note F:
  Transfers of net premiums                              86,545        95,224        53,200
  Transfers from/to General Account and
      within Separate Account, net                      (25,065)       62,093       102,998
  Transfers of cost of insurance                        (50,025)      (23,686)      (12,783)
  Transfer on account of death                                -       (18,092)            -
  Transfers on account of other
      terminations                                      (32,884)        4,169           263
                                                     ----------    ----------    ----------
Net increase (decrease) in net assets derived from
  contractholder transactions                           (21,429)      119,708       143,678

Net increase (decrease) in net assets                   (77,180)       75,412       143,651
                                                     ----------    ----------    ----------

Balance at beginning of period                          296,554       221,142        77,491
                                                     ----------    ----------    ----------

Balance at end of period                             $  219,374    $  296,554    $  221,142
                                                     ==========    ==========    ==========

                                                        T. ROWE PRICE              AMERICAN
                                                       MID-CAP GROWTH          CENTURY VP VALUE
                                                       VIP II DIVISION             DIVISION
                                                     -------------------    ---------------------
                                                         PERIOD FROM             PERIOD FROM
                                                     OCTOBER 18, 2002(a)    SEPTEMBER 20, 2002(a)
                                                             TO                       TO
                                                        DECEMBER 31,             DECEMBER 31,
                                                             2002                    2002
                                                     -------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                              $                 -    $                   -
  Net realized gain (loss) on investments                              -                      128
  Change in net unrealized loss
      on investments                                                 (23)                    (251)
                                                     -------------------    ---------------------
Decrease in net assets from operations                               (23)                    (123)

Contractholder transactions--Note F:
  Transfers of net premiums                                          339                      284
  Transfers from/to General Account and
      within Separate Account, net                                 1,146                    4,285
  Transfers of cost of insurance                                    (167)                    (134)
  Transfer on account of death                                         -                        -
  Transfers on account of other
      terminations                                                    (5)                      (3)
                                                     -------------------    ---------------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                      1,313                    4,432

Net increase (decrease) in net assets                              1,290                    4,309
                                                     -------------------    ---------------------

Balance at beginning of period                                         -                        -
                                                     -------------------    ---------------------

Balance at end of period                             $             1,290    $               4,309
                                                     ===================    =====================

                                                         VANGUARD VIF             VANGUARD VIF
                                                         SMALL COMPANY            MID-CAP INDEX
                                                       GROWTH DIVISION              DIVISION
                                                     -------------------    ---------------------
                                                         PERIOD FROM              PERIOD FROM
                                                     NOVEMBER 11, 2002(a)    SEPTEMBER 20, 2002(a)
                                                              TO                       TO
                                                         DECEMBER 31,             DECEMBER 31,
                                                             2002                    2002
                                                     --------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                              $                  -    $                   -
  Net realized gain (loss) on investments                               -                        -
  Change in net unrealized loss
      on investments                                                  (71)                     (61)
                                                     --------------------    ---------------------
Decrease in net assets from operations                                (71)                     (61)

Contractholder transactions--Note F:
  Transfers of net premiums                                           165                      678
  Transfers from/to General Account and
      within Separate Account, net                                  6,288                    8,649
  Transfers of cost of insurance                                     (100)                    (238)
  Transfer on account of death                                          -                        -
  Transfers on account of other
      terminations                                                     (1)                      (9)
                                                     --------------------    ---------------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                       6,352                    9,080

Net increase (decrease) in net assets                               6,281                    9,019
                                                     --------------------    ---------------------

Balance at beginning of period                                          -                        -
                                                     --------------------    ---------------------

Balance at end of period                             $              6,281    $               9,019
                                                     ====================    =====================

(a) Commencement of operations

See notes to financial statements.

                                                           VANGUARD              SCUDDER VIT               PROFUND
                                                        VIF REIT INDEX         SMALL CAP INDEX          VP TECHNOLOGY
                                                           DIVISION                DIVISION                DIVISION
                                                     --------------------   ---------------------    --------------------
                                                          PERIOD FROM            PERIOD FROM             PERIOD FROM
                                                     SEPTEMBER 9, 2002(a)   SEPTEMBER 20, 2002(a)    NOVEMBER 1, 2002(a)
                                                              TO                      TO                      TO
                                                         DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                             2002                    2002                    2002
                                                     --------------------   ---------------------    --------------------
INCREASE IN NET ASSETS

Operations:
  Net investment income                              $                  -    $                 11    $                  -
  Net realized loss on investments                                      -                      (1)                      -
  Change in net unrealized gain (loss)
      on investments                                                   22                     (94)                     (4)
                                                     --------------------    --------------------    --------------------
Increase (decrease) in net assets from operations                      22                     (84)                     (4)

Contractholder transactions--Note F:
  Transfers of net premiums                                           680                     479                     139
  Transfers from/to General Account and
      within Separate Account, net                                  2,483                   1,644                      60
  Transfers of cost of insurance                                     (172)                   (163)                    (13)
  Transfer on account of death                                          -                       -                       -
  Transfers on account of other
      terminations                                                      -                      (7)                      -
                                                     --------------------    --------------------    --------------------
Net increase in net assets derived from
      contractholder transactions                                   2,991                   1,953                     186

Net increase in net assets                                          3,013                   1,869                     182
                                                     --------------------    --------------------    --------------------

Balance at beginning of period                                          -                       -                       -
                                                     --------------------    --------------------    --------------------

Balance at end of period                             $              3,013    $              1,869    $                182
                                                     ====================    ====================    ====================

                                                            PROFUND                 PROFUND
                                                         VP FINANCIAL            VP HEALTHCARE
                                                           DIVISION                 DIVISION
                                                     --------------------    --------------------
                                                          PERIOD FROM           PERIOD FROM
                                                     DECEMBER 27, 2002(a)    NOVEMBER 1, 2002(a)
                                                              TO                     TO
                                                         DECEMBER 31,           DECEMBER 31,
                                                             2002                   2002
                                                     --------------------    --------------------
INCREASE IN NET ASSETS

Operations:
  Net investment income                              $                  -    $                  -
  Net realized loss on investments                                      -                       -
  Change in net unrealized gain (loss)
      on investments                                                    -                     (10)
                                                     --------------------    --------------------
Increase (decrease) in net assets from operations                       -                     (10)

Contractholder transactions--Note F:
  Transfers of net premiums                                            26                     175
  Transfers from/to General Account and
      within Separate Account, net                                     24                     263
  Transfers of cost of insurance                                       (2)                    (51)
  Transfer on account of death                                          -                       -
  Transfers on account of other
      terminations                                                      -                       2
                                                     --------------------    --------------------
Net increase in net assets derived from
      contractholder transactions                                      48                     389

Net increase in net assets                                             48                     379
                                                     --------------------    --------------------

Balance at beginning of period                                          -                       -
                                                     --------------------    --------------------

Balance at end of period                             $                 48    $                379
                                                     ====================    ====================

(a) Commencement of operations

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT B

                                DECEMBER 31, 2002

NOTE A - ORGANIZATION OF ACCOUNT

JPF Separate Account B (the "Separate Account") is a separate account of Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP LifeAmerica. As of December 31, 2002, the Separate Account is comprised of thirty-two investment divisions, fourteen of which invest exclusively in corresponding portfolios of the Jefferson Pilot Variable Fund, Inc., one each of which invests in certain funds of Templeton, Ayco, PIMCO, T. Rowe Price, and Scudder, two of which invest in American Century, three of which invest in certain Fidelity Portfolios, two of which invest in certain MFS portfolios, three of which invest in Vanguard portfolios, and three of which invest in certain ProFund Portfolios, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above thirty-two portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP LifeAmerica which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES: A mortality and expense risk charge payable to JP LifeAmerica is accrued daily which will not exceed .9% of the average net asset value of each division of the Separate Account on an annual basis.

Additionally, during the year ended December 31, 2002, JPVF portfolios paid management fees to Jefferson Pilot Investment Advisory corporation, "JPIA" a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

JPVF                            FIRST $100                       NEXT $400                OVER $500
PORTFOLIO                         MILLION                         MILLION                  MILLION
---------------------------------------------------------------------------------------------------
Mid-Cap Growth                     0.90%                           0.90%                    0.90%
Growth                             0.75%                           0.75%                    0.75%
Capital Growth*                    0.85%                           0.80%                    0.75%
Mid-Cap Value                      1.05%                           1.05%                    1.05%
S&P 500 Index                      0.24%                           0.24%                    0.24%
High Yield Bond                    0.75%                           0.75%                    0.75%

                                FIRST $200                      NEXT $1.10               OVER $1.30
                                  MILLION                         BILLION                  BILLION
                               --------------------------------------------------------------------
Emerging Growth                    0.80%                           0.75%                    0.70%
Small Company                      0.75%                           0.70%                    0.65%
International Equity               1.00%                           1.00%                    1.00%
Small-Cap Value                    1.30%                           1.30%                    1.30%
Value                              0.75%                           0.70%                    0.65%
World Growth Stock                 0.75%                           0.70%                    0.65%
Balanced                           0.75%                           0.70%                    0.65%
Money Market                       0.50%                           0.45%                    0.40%

* Effective March 1, 2002, the investment advisory fee for the Capital Growth Portfolio was reduced from 1.00% of the first $200 Million, 0.95% of the next $1.1 Billion, and 0.90% over $1.3 Billion of average daily net assets.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

RECLASSIFICATION: Certain prior period amounts have been reclassified to conform to the current year's presentation.

NOTE C - PURCHASE AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
JPVF Growth Division                                             $    172,278   $     19,403
JPVF Emerging Growth Division                                         163,634         30,520
JPVF Mid-Cap Growth Division                                           77,440          5,525
JPVF Capital Growth Division                                          214,441        137,571
JPVF Small Company Division                                           160,148        124,794
JPVF Mid-Cap Value Division                                           146,422         24,500
JPVF S&P 500 Index Division                                           625,340         81,489
JPVF Small-Cap Value Division                                         110,162          5,877
JPVF Value Division                                                   272,510        114,353
JPVF International Equity Division                                    101,027         56,562
JPVF World Growth Stock Division                                       90,825         22,861
JPVF Balanced Division                                                280,718          8,237
JPVF High Yield Bond Division                                         195,964        184,455
JPVF Money Market Division                                          2,381,224      1,219,494
American Century VP International Division                             59,972          2,475
Ayco Growth Division                                                  130,676          5,875
Fidelity VIP Growth Division                                          364,039         15,021
Fidelity VIP Equity-Income Division                                   332,105        132,070
Fidelity VIP Contrafund Division                                      297,603         21,079
MFS VIT Research Series Division                                       94,419         17,821
MFS VIT Utilities Series Division                                     133,747         11,312
Oppenheimer Strategic Bond/VA Division                                 17,413        185,175
Oppenheimer Bond/VA Division                                           29,307        217,016
PIMCO Total Return Division                                           825,616        143,365
Templeton Foreign Securities Division                                 115,098        134,672
T. Rowe Price Mid-Cap Growth VIP II Division                            1,359             77
American Century VP Value Division                                      4,459            128
Vanguard VIF Small Company Growth Division                              6,379             28
Vanguard VIF Mid-Cap Index Division                                     8,999             36
Vanguard VIF REIT Index Division                                        2,921             19
Scudder VIT Small Cap Index Division                                    1,929             65
ProFund VP Technology Division                                            102              -
ProFund VP Financial Division                                              21              -
ProFund VP Healthcare Division                                            356             40
                                                                 ------------   ------------
                                Total                            $  7,418,653   $  2,921,915
                                                                 ============   ============

NOTE D - AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP LifeAmerica. JP LifeAmerica is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE E - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F - INVESTMENTS

The following is a summary of fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2002.

                                                                                 NET ASSET
                                                                                   VALUE
                                                                    SHARES       PER SHARE
                                                                 ------------   ------------
JPVF Growth Division                                                   29,400   $   9.534470
JPVF Emerging Growth Division                                          34,524       9.738530
JPVF Mid-Cap Growth Division                                           11,846       5.869530
JPVF Capital Growth Division                                           32,183      15.476870
JPVF Small Company Division                                            42,043       9.777850
JPVF Mid-Cap Value Division                                            13,759       8.567870
JPVF S&P 500 Index Division                                           249,742       6.130200
JPVF Small-Cap Value Division                                          11,598       9.634970
JPVF Value Division                                                    33,910      15.223130
JPVF International Equity Division                                     25,202       6.791750
JPVF World Growth Stock Division                                       19,624      16.831570
JPVF Balanced Division                                                 35,686      11.273410
JPVF High Yield Bond Division                                          50,746       7.346380
JPVF Money Market Division                                            136,162      10.805450
American Century VP International Division                             10,386       5.210000
Ayco Growth Division                                                   31,193       6.650000
Fidelity VIP Growth Division                                           33,125      23.440000
Fidelity VIP Equity-Income Division                                    39,080      18.160000
Fidelity VIP Contrafund Division                                       41,670      18.100000
MFS VIT Research Series Division                                       22,072      10.780000
MFS VIT Utilities Series Division                                      19,168      12.030000
PIMCO Total Return Division                                           101,060      10.230000
Templeton Foreign Securities Division                                  23,068       9.510000
T. Rowe Price Mid-Cap Growth VIP II Division                               90      14.360000
Amercian Century VP Value Division                                        705       6.110000
Vanguard VIF Small Company Growth Division                                524      11.990000
Vanguard VIF Mid-Cap Index Division                                       851      10.600000
Vanguard VIF REIT Index Division                                          235      12.840000
Scudder VIT Small Cap Index Division                                      221       8.450000
ProFund VP Technology Division                                             17      10.660000
ProFund VP Financial Division                                               2      23.850000
ProFund VP Healthcare Division                                             17      21.980000

For federal income tax purposes, the cost of shares owned at December 31, 2002 is the same as for financial reporting purposes.

NOTE G - CONTRACTHOLDER TRANSACTIONS

                                                                      YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                     2000
                                            -----------------------   -----------------------   -----------------------
JPVF GROWTH DIVISION                           UNITS       AMOUNT        UNITS       AMOUNT        UNITS       AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          22,556   $  253,705       12,782   $  182,430        7,265   $  171,944
     Redemptions of units                        9,007      101,024        4,211       59,540        3,692       85,055
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase                          13,549   $  152,681        8,571   $  122,890        3,573   $   86,889
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                      YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                     2000
                                            -----------------------   -----------------------   -----------------------
JPVF EMERGING GROWTH DIVISION                  UNITS       AMOUNT        UNITS       AMOUNT        UNITS       AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          32,411   $  251,923       17,880   $  192,143       20,334   $  381,638
     Redemptions of units                       14,912      116,472        4,843       56,819        9,386      171,655
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase                          17,499   $  135,451       13,037   $  135,324       10,948   $  209,983
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                           PERIOD FROM
                                                                        OCTOBER 22, 2001(a)
                                                    YEAR ENDED               THROUGH
                                                 DECEMBER 31, 2002      DECEMBER 31, 2001
                                            -----------------------   -----------------------
JPVF MID-CAP GROWTH DIVISION                   UNITS       AMOUNT        UNITS       AMOUNT
                                            ----------   ----------   ----------   ----------
     Issuance of units                          11,301   $   94,328          475   $    5,333
     Redemptions of units                        2,596       21,716           27          293
                                            ----------   ----------   ----------   ----------

          Net Increase                           8,705   $   72,612          448   $    5,040
                                            ==========   ==========   ==========   ==========

                                                                      YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                     2000
                                            -----------------------   -----------------------   -----------------------
JPVF CAPITAL GROWTH DIVISION                   UNITS       AMOUNT        UNITS       AMOUNT        UNITS       AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          46,427   $  372,923       33,493   $  361,463       35,335   $  576,756
     Redemptions of units                       36,815      291,525       10,183      116,431       13,830      221,330
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase                           9,612   $   81,398       23,310   $  245,032       21,505   $  355,426
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                      YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                     2000
                                            -----------------------   -----------------------   -----------------------
JPVF SMALL COMPANY DIVISION                    UNITS       AMOUNT        UNITS       AMOUNT        UNITS       AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          34,838   $  260,548       48,924   $  437,528       37,184   $  407,958
     Redemptions of units                       30,880      223,293       17,908      165,541       14,106      148,407
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase                           3,958   $   37,255       31,016   $  271,987       23,078   $  259,551
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                           PERIOD FROM
                                                                        AUGUST 20, 2001(a)
                                                    YEAR ENDED               THROUGH
                                                 DECEMBER 31, 2002      DECEMBER 31, 2001
                                            -----------------------   -----------------------
JPVF MID-CAP VALUE DIVISION                    UNITS       AMOUNT        UNITS       AMOUNT
                                            ----------   ----------   ----------   ----------
     Issuance of units                          19,330   $  177,904          289   $    2,761
     Redemptions of units                        5,987       53,541           17          164
                                            ----------   ----------   ----------   ----------

          Net Increase                          13,343   $  124,363          272   $    2,597
                                            ==========   ==========   ==========   ==========

                                                         YEAR ENDED DECEMBER 31,                      PERIOD FROM
                                            -------------------------------------------------   MAY 1, 2000(a) THROUGH
                                                      2002                      2001               DECEMBER 31, 2000
                                            -----------------------   -----------------------   ------------------------
JPVF S&P 500 INDEX DIVISION                    UNITS       AMOUNT        UNITS       AMOUNT        UNITS       AMOUNT
                                            ----------   -----------   ---------   ----------   ----------   -----------
     Issuance of units                         109,351   $ 1,073,215      82,798   $  928,046       94,878   $ 1,296,051
     Redemptions of units                       55,300       532,792      36,115      410,136       14,158       187,720
                                            ----------   -----------   ---------   ----------   ----------   -----------

          Net Increase                          54,051   $   540,423      46,683   $  517,910       80,720   $ 1,108,331
                                            ==========   ===========   =========   ==========   ==========   ===========

(a) Commencement of operations

                                                                        PERIOD FROM
                                               YEAR ENDED          AUGUST 20, 2001(a) THROUGH
                                            DECEMBER 31, 2002        DECEMBER 31, 2001
                                         -----------------------   ---------------------------
JPVF SMALL-CAP VALUE DIVISION               UNITS       AMOUNT       UNITS            AMOUNT
                                         ----------   ----------   ----------       ----------
     Issuance of units                       13,979   $  132,057        2,395       $   23,248
     Redemptions of units                     2,809       25,646          853            8,140
                                         ----------   ----------   ----------       ----------

          Net Increase                       11,170   $  106,411        1,542       $   15,108
                                         ==========   ==========   ==========       ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
JPVF VALUE DIVISION                           UNITS        AMOUNT       UNITS        AMOUNT       UNITS        AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          37,423   $  414,319       17,334   $  219,868       39,831   $  481,679
     Redemptions of units                       24,419      256,096        7,132       90,295       20,264      243,104
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase                          13,004   $  158,223       10,202   $  129,573       19,567   $  238,575
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
JPVF INTERNATIONAL EQUITY DIVISION            UNITS        AMOUNT       UNITS        AMOUNT      UNITS         AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          21,002   $  156,358       18,412   $   163,505      11,888   $  154,349
     Redemptions of units                       15,003      109,670       12,920       122,382       1,930       26,502
                                            ----------   ----------   ----------   -----------  ----------   ----------

          Net Increase                           5,999   $   46,688        5,492   $    41,123       9,958   $  127,847
                                            ==========   ==========   ==========   ===========  ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
JPVF WORLD GROWTH STOCK DIVISION              UNITS        AMOUNT       UNITS        AMOUNT      UNITS         AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          13,772   $  150,593       13,282   $  166,762       24,333   $  319,763
     Redemptions of units                        7,642       83,748        5,786       71,902       10,957      143,319
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase                           6,130   $   66,845        7,496   $   94,860       13,376   $  176,444
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
JPVF BALANCED DIVISION                        UNITS        AMOUNT       UNITS        AMOUNT      UNITS         AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          32,387   $  408,314        9,705   $  127,557        4,386   $   61,758
     Redemptions of units                       10,977      137,059        3,725       49,141        1,338       19,190
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase                          21,410   $  271,255        5,980   $   78,416        3,048   $   42,568
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
JPVF HIGH YIELD BOND DIVISION                 UNITS        AMOUNT       UNITS        AMOUNT      UNITS         AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          26,012   $  263,872       29,237   $  299,693       33,060   $  343,149
     Redemptions of units                       28,350      285,378       16,494      169,683       11,782      121,647
                                            ----------   ----------   ----------   ----------   ----------   ----------
          Net Increase (decrease)               (2,338)  $  (21,506)      12,743   $  130,010       21,278   $  221,502
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            ------------------------  -------------------------  -----------------------
JPVF MONEY MARKET DIVISION                    UNITS        AMOUNT       UNITS         AMOUNT       UNITS       AMOUNT
                                            ----------   -----------  ----------   ------------  ---------   -----------
     Issuance of units                         256,397   $ 2,829,510     145,142   $  1,586,356    241,114   $ 2,556,156
     Redemptions of units                      152,525     1,684,061     167,044      1,834,848    191,443     2,033,072
                                            ----------   -----------  ----------   ------------  ---------   -----------

          Net Increase (decrease)              103,872   $ 1,145,449     (21,902)  $   (248,492)    49,671   $   523,084
                                            ==========   ===========  ==========   ============  =========   ===========

(a) Commencement of operations

                                                                        PERIOD FROM
                                               YEAR ENDED          NOVEMBER 5, 2001(a) THROUGH
                                            DECEMBER 31, 2002        DECEMBER 31, 2001
                                         -----------------------   ---------------------------
AMERICAN CENTURY VP INTERNATIONAL           UNITS       AMOUNT       UNITS            AMOUNT
                                         ----------   ----------   ----------       ----------
     Division
     Issuance of units                        8,014   $   69,139          116       $    1,150
     Redemptions of units                     1,332       11,371            4               40
                                         ----------   ----------   ----------       ----------

        Net Increase                          6,682   $   57,768          112       $    1,110
                                         ==========   ==========   ==========       ==========

                                                                        PERIOD FROM
                                               YEAR ENDED          AUGUST 2, 2001(a) THROUGH
                                            DECEMBER 31, 2002        DECEMBER 31, 2001
                                         -----------------------   ---------------------------
AYCO GROWTH DIVISION                        UNITS       AMOUNT       UNITS            AMOUNT
                                         ----------   ----------   ----------       ----------
     Issuance of units                       20,020   $  150,478       17,730       $  174,152
     Redemptions of units                     3,320       23,746        2,024           18,726
                                         ----------   ----------   ----------       ----------

         Net Increase                        16,700   $  126,732       15,706       $  155,426
                                         ==========   ==========   ==========       ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
FIDELITY VIP GROWTH DIVISION                  UNITS        AMOUNT       UNITS        AMOUNT        UNITS       AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          61,362   $  541,979       36,825   $  417,740       38,894   $  597,613
     Redemptions of units                       21,543      190,385       14,910      170,189       15,354      235,793
                                            ----------   ----------   ----------   ----------   ----------   ----------

         Net Increase                           39,819   $  351,594       21,915   $  247,551       23,540   $  361,820
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
FIDELITY VIP EQUITY-INCOME DIVISION           UNITS        AMOUNT       UNITS        AMOUNT       UNITS        AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          42,971   $  460,774       27,466   $  334,124       51,315   $  645,154
     Redemptions of units                       27,085      280,103       11,429      138,809       21,888      273,874
                                            ----------   ----------   ----------   ----------   ----------   ----------

         Net Increase                           15,886   $  180,671       16,037   $  195,315       29,427   $  371,280
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
FIDELITY VIP CONTRAFUND DIVISION              UNITS        AMOUNT       UNITS        AMOUNT       UNITS        AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          36,679   $  418,981       24,412   $  286,107       32,352   $  455,772
     Redemptions of units                       12,419      139,268        6,381       76,899       10,520      148,581
                                            ----------   ----------   ----------   ----------   ----------   ----------

         Net Increase                           24,260   $  279,713       18,031   $  209,208       21,832   $  307,191
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
MFS VIT RESEARCH SERIES DIVISION              UNITS        AMOUNT       UNITS        AMOUNT       UNITS        AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          17,905   $  152,345       15,566   $  162,811       17,724   $  255,497
     Redemptions of units                        8,908       74,362        8,001       85,434        8,494      120,125
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase                           8,997   $   77,983        7,565   $   77,377        9,230   $  135,372
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
MFS VIT UTILITIES SERIES DIVISION             UNITS        AMOUNT       UNITS        AMOUNT       UNITS        AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          22,931   $  192,736        7,993   $   91,389       12,863   $  181,957
     Redemptions of units                        8,661       73,077        4,484       50,599        4,528       64,010
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase                          14,270   $  119,659        3,509   $   40,790        8,335   $  117,947
                                            ==========   ==========   ==========   ==========   ==========   ==========

(a) Commencement of operations

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
OPPENHEIMER STRATEGIC BOND/VA                 UNITS        AMOUNT       UNITS        AMOUNT       UNITS        AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Division
     Issuance of units                             656   $    7,275       13,832   $  149,549        2,105   $   21,615
     Redemptions of units                       16,910      188,991        1,083       11,669        1,456       15,257
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase (decrease)              (16,254)  $ (181,716)      12,749   $  137,880          649   $    6,358
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
OPPENHEIMER BOND/VA DIVISION                  UNITS        AMOUNT       UNITS        AMOUNT       UNITS        AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                           1,939   $   21,748       11,860   $  133,500       31,393   $  320,033
     Redemptions of units                       20,054      224,510       13,616      154,417       14,738      150,526
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase (decrease)              (18,115)  $ (202,762)      (1,756)  $  (20,917)      16,655   $  169,507
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                                        PERIOD FROM
                                               YEAR ENDED          AUGUST 20, 2001(a) THROUGH
                                            DECEMBER 31, 2002        DECEMBER 31, 2001
                                         -----------------------   --------------------------
PIMCO TOTAL RETURN DIVISION                 UNITS       AMOUNT       UNITS            AMOUNT
                                         ----------   ----------   ----------       ---------
     Issuance of units                       95,086   $  996,371       58,012       $ 587,111
     Redemptions of units                    32,402      342,834       26,469         266,449
                                         ----------   ----------   ----------       ---------

          Net Increase                       62,684   $  653,537       31,543       $ 320,662
                                         ==========   ==========   ==========       =========

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                      2002                      2001                      2000
                                            -----------------------   -----------------------   -----------------------
TEMPLETON FOREIGN SECURITIES DIVISION         UNITS        AMOUNT       UNITS        AMOUNT       UNITS        AMOUNT
                                            ----------   ----------   ----------   ----------   ----------   ----------
     Issuance of units                          16,564   $  164,764       21,778   $  248,920       15,302   $  201,817
     Redemptions of units                       18,837      186,193       11,711      129,212        4,334       58,139
                                            ----------   ----------   ----------   ----------   ----------   ----------

          Net Increase (decrease)               (2,273)  $  (21,429)      10,067   $  119,708       10,968   $  143,678
                                            ==========   ==========   ==========   ==========   ==========   ==========

                                                     PERIOD FROM
                                              OCTOBER 18, 2002(a) THROUGH
                                                  DECEMBER 31, 2002
                                              --------------------------
T. ROWE PRICE MID-CAP GROWTH VIP II             UNITS            AMOUNT
                                              ----------       ---------
Division
     Issuance of units                               149       $   1,548
     Redemptions of units                             23             235
                                              ----------       ---------

          Net Increase                               126       $  1,313
                                              ==========       =========

                                                     PERIOD FROM
                                              SEPTEMBER 20, 2002(a) THROUGH
                                                 DECEMBER 31, 2002
                                              --------------------------
AMERICAN CENTURY VP VALUE DIVISION              UNITS            AMOUNT
                                              ----------       ---------
     Issuance of units                               434       $   4,652
     Redemptions of units                             21             220
                                              ----------       ---------

          Net Increase                               413       $   4,432
                                              ==========       =========

(a) Commencement of operations

                                                     PERIOD FROM
                                             NOVEMBER 11, 2002(a) THROUGH
                                                  DECEMBER 31, 2002
                                             ----------------------------
VANGUARD VIP SMALL COMPANY GROWTH DIVISION      UNITS            AMOUNT
                                             -----------       ----------
     Issuance of units                               623       $    6,505
     Redemptions of units                             14              153
                                             -----------       ----------

          Net Increase                               609       $    6,352
                                             ===========       ==========

                                                     PERIOD FROM
                                            SEPTEMBER 20, 2002(a) THROUGH
                                                  DECEMBER 31, 2002
                                            -----------------------------
VANGUARD VIP MID-CAP INDEX DIVISION             UNITS            AMOUNT
                                            ------------       ----------
     Issuance of units                               895       $    9,344
     Redemptions of units                             25              264
                                            ------------       ----------

          Net Increase                               870       $    9,080
                                            ============       ==========

                                                     PERIOD FROM
                                             SEPTEMBER 9, 2002(a) THROUGH
                                                  DECEMBER 31, 2002
                                             ----------------------------
VANGUARD VIP REIT INDEX DIVISION                UNITS            AMOUNT
                                             -----------       ----------
     Issuance of units                               329       $    3,164
     Redemptions of units                             18              173
                                             -----------       ----------

          Net Increase                               311       $    2,991
                                             ===========       ==========

                                                     PERIOD FROM
                                            SEPTEMBER 20, 2001(a) THROUGH
                                                  DECEMBER 31, 2001
                                            -----------------------------
SCUDDER VIT SMALL CAP INDEX DIVISION            UNITS            AMOUNT
                                            ------------       ----------
     Issuance of units                               201       $    2,188
     Redemptions of units                             22              235
                                            ------------       ----------

          Net Increase                               179       $    1,953
                                            ============       ==========

                                                      PERIOD FROM
                                             NOVEMBER 11, 2002(a) THROUGH
                                                  DECEMBER 31, 2002
                                             ----------------------------
PROFUND VP TECHNOLOGY DIVISION                  UNITS            AMOUNT
                                             -----------       ----------
     Issuance of units                                20       $      199
     Redemptions of units                              1               13
                                             -----------       ----------

          Net Increase                                19       $      186
                                             ===========       ==========

                                                     PERIOD FROM
                                             DECEMBER 27, 2002(a) THROUGH
                                                 DECEMBER 31, 2002
                                             ----------------------------
PROFUND VP FINANCIAL DIVISION                   UNITS            AMOUNT
                                             -----------       ----------
     Issuance of units                                 5       $       50
     Redemptions of units                              0                2
                                             -----------       ----------
          Net Increase                                 5       $       48
                                             ===========       ==========

                                                     PERIOD FROM
                                             NOVEMBER 1, 2002(a) THROUGH
                                                DECEMBER 31, 2002
                                             ---------------------------
PROFUND VP HEALTH DIVISION                      UNITS            AMOUNT
                                             -----------       ---------
     Issuance of units                                56       $     562
     Redemptions of units                             17             173
                                             -----------       ---------

          Net Increase                                39       $     389
                                             ===========       =========

(a)  Commencement of operations

NOTE H - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for each of the two years in the period ended December 31, 2002 follows:

                                                         AT DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                                             ------------------------------------   -------------------------------------------
                                                          UNIT                       INVESTMENT       EXPENSE         TOTAL
                                             UNITS     FAIR VALUE     NET ASSETS    INCOME RATIO*     RATIO**       RETURN***
                                             ------   ------------   ------------   -------------  ------------    ------------
JPVF Growth Division
      2002                                   28,207   $      9.938   $    280,309      0.00%(c)       0.90%          -26.19%
      2001                                   14,658   $     13.465   $    197,363      0.00%(c)       0.90%          -34.36%

JPVF Emerging Growth Division
      2002                                   49,033   $      6.857   $    336,211      0.00%(c)       0.90%          -34.44%
      2001                                   31,534   $     10.459   $    329,805      0.00%(c)       0.90%          -35.75%

JPVF Mid-Cap Growth Division
      2002                                    9,153   $      7.596   $     69,530      0.00%(c)       0.90%          -32.23%
      2001                                      448   $     11.209   $      5,027      0.00%(c)       0.90%           12.09%
      10/22/01(a)                                 3   $     10.000   $         34

JPVF Capital Growth Division
      2002                                   69,910   $      7.125   $    498,099      0.00%(c)       0.90%          -31.74%
      2001                                   60,298   $     10.438   $    629,329      0.00%(c)       0.90%          -25.87%

JPVF Small Company Division
      2002                                   61,241   $      6.713   $    411,093      0.00%(c)       0.90%          -29.60%
      2001                                   57,283   $      9.535   $    546,163      0.00%(c)       0.90%           -8.02%

JPVF Mid-Cap Value Division
      2002                                   13,615   $      8.659   $    117,883      0.00%(c)       0.90%          -14.44%
      2001                                      272   $     10.120   $      2,749      0.00%(c)       0.90%            1.20%
      8/20/01(a)                                  2   $     10.000   $         19

JPVF S&P 500 Index Division
      2002                                  181,454   $      8.438   $  1,530,970      1.05%          0.90%          -23.04%
      2001                                  127,403   $     10.963   $  1,396,599      0.71%          0.90%          -12.97%

JPVF Small-Cap Value Division
      2002                                   12,712   $      8.791   $    111,745      0.00%(c)       0.90%          -13.42%
      2001                                    1,542   $     10.153   $     15,658     20.03%(b)       0.90%            1.53%
      8/20/01(a)                                  2   $     10.000   $         19

JPVF Value Division
      2002                                   51,095   $     10.104   $    516,223      0.89%          0.90%          -22.06%
      2001                                   38,091   $     12.964   $    493,784      0.93%          0.90%            0.63%

JPVF International Equity Division
      2002                                   25,796   $      6.636   $    171,164      0.00%(c)       0.90%          -23.48%
      2001                                   19,797   $      8.672   $    171,671      0.00%(c)       0.90%          -23.68%

JPVF World Growth Stock Division
      2002                                   32,073   $     10.299   $    330,310      1.13%          0.90%          -17.41%
      2001                                   25,943   $     12.471   $    323,539      1.40%          0.90%           -7.27%

JPVF Balanced Division
      2002                                   33,135   $     12.142   $    402,307      1.80%          0.90%           -7.20%
      2001                                   11,725   $     13.084   $    153,398      2.15%          0.90%           -5.15%

JPVF High Yield Bond Division
      2002                                   35,905   $     10.383   $    372,798      0.05%          0.90%            1.21%
      2001                                   38,243   $     10.259   $    392,324     13.66%          0.90%            2.50%

(a) Commencement of operations
(b) Annualized
(c) No income dividend during the period

                                                         AT DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                                             ------------------------------------   -------------------------------------------
                                                          UNIT                       INVESTMENT       EXPENSE         TOTAL
                                             UNITS     FAIR VALUE     NET ASSETS    INCOME RATIO*     RATIO**       RETURN***
                                             ------   ------------   ------------   -------------  ------------    ------------
JPVF Money Market Division
      2002                                  133,157   $     11.050   $  1,471,293           0.92%     0.90%            0.32%
      2001                                   29,285   $     11.015   $    322,558           3.48%     0.90%            2.83%

American Century VP International Division
      2002                                    6,794   $      7.965   $     54,112           0.14%     0.90%          -21.08%
      2001                                      112   $     10.093   $      1,133           0.00%(c)  0.90%            0.93%
      11/05/01(a)                                14   $     10.000   $        138

Ayco Growth Division
      2002                                   32,406   $      6.401   $    207,434           0.43%     0.90%          -29.93%
      2001                                   15,706   $      9.136   $    143,494           1.49%(b)  0.90%           -8.64%
      08/02/01(a)                            14,061   $     10.000   $    140,607

Fidelity VIP Growth Division
      2002                                   98,608   $      7.874   $    776,451           0.21%     0.90%          -30.73%
      2001                                   58,789   $     11.368   $    668,298           0.07%     0.90%          -18.39%

Fidelity VIP Equity-Income Division
      2002                                   69,404   $     10.226   $    709,689           1.61%     0.90%          -17.69%
      2001                                   53,518   $     12.424   $    664,868           1.55%     0.90%           -5.81%

Fidelity VIP Contrafund Division
      2002                                   70,392   $     10.715   $    754,235           0.68%     0.90%          -10.16%
      2001                                   46,132   $     11.927   $    550,209           0.65%     0.90%          -13.04%

MFS VIT Research Series Division
      2002                                   30,967   $      7.684   $    237,933           0.24%     0.90%          -25.21%
      2001                                   21,970   $     10.274   $    225,715           0.01%     0.90%          -21.97%

MFS VIT Utilities Series Division
      2002                                   28,289   $      8.152   $    230,591           2.26%     0.90%          -23.45%
      2001                                   14,019   $     10.649   $    149,278           3.11%     0.90%          -24.89%

PIMCO Total Return Division
      2002                                   94,227   $     10.973   $  1,033,845           4.06%     0.90%            8.10%
      2001                                   31,543   $     10.150   $    319,560           7.48%(b)  0.90%(b)         1.50%
      08/20/01(a)                                 2   $     10.000   $         19

Templeton Foreign Securities Division
      2002                                   24,403   $      8.990   $    219,374           2.05%     0.90%          -19.14%
      2001                                   26,676   $     11.118   $    296,554           3.23%     0.90%          -16.51%

T. Rowe Price Mid-Cap Growth VIP II Division
      2002                                      126   $     10.238   $      1,290           0.00%(c)  0.90%(b)         2.38%
      10/18/02(a)                                 6   $     10.000   $         61

American Century VP Value Division
      2002                                      413   $     10.436   $      4,309           0.00%(c)  0.90%(b)         4.36%
      09/20/02(a)                                 4   $     10.000   $         44

(a) Commencement of operations
(b) Annualized
(c) No income dividend during the period

                                                         AT DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                                             ------------------------------------   -------------------------------------------
                                                          UNIT                       INVESTMENT       EXPENSE         TOTAL
                                             UNITS     FAIR VALUE     NET ASSETS    INCOME RATIO*     RATIO**       RETURN***
                                             ------   ------------   ------------   -------------  ------------    ------------
Vanguard VIF Small Company Growth Division
      2002                                      609   $     10.315   $      6,281      0.00%(c)       0.90%(b)         3.15%
      11/11/02(a)                                 1   $     10.000   $         10

Vanguard VIF Mid-Cap Index Division
      2002                                      870   $     10.366   $      9,019      0.00%(c)       0.90%(b)         3.66%
      09/20/02(a)                                 4   $     10.000   $         44

Vanguard VIF REIT Index Division
      2002                                      311   $      9.693   $      3,013      0.00%(c)       0.90%(b)        -3.07%
      09/09/02(a)                                34   $     10.000   $        340

Scudder VIT Small Cap Index Division
      2002                                      179   $     10.450   $      1,869      8.29%(b)       0.90%(b)         4.50%
      09/20/02(a)                                 4   $     10.000   $         44

ProFund VP Technology Division
      2002                                       19   $      9.721   $        182      0.00%(c)       0.90%(b)        -2.79%
      11/01/02(a)                                 2   $     10.000   $         18

ProFund VP Financial Division
      2002                                        5   $     10.054   $         48      0.00%(c)       0.90%(b)         0.54%
      12/27/02(a)                                 2   $     10.000   $         21

ProFund VP Healthcare Division
      2002                                       39   $      9.772   $        379      0.00%(c)       0.90%(b)        -2.28%
      11/01/02(a)                                 1   $     10.000   $         12

(a) Commencement of operations
(b) Annualized
(c) No income dividend during the period

* These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the divisions is affected by the timing of the declaration of dividends by the underlying fund in which the division invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicates the commencement date of that investment option in the variable account. The unit value at commencement date is $10. The total return is calculated for the period ended December 31, 2002. Total returns for periods of less than one year have not been annualized.

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of Chubb Colonial Life
Insurance Company, adopted at a meeting held on March 2, 1994.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement among Chubb Colonial Life Insurance Company, Chubb Colonial Separate Account B, and Chubb Securities Corporation.Fn1

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn1

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

         (v)   Schedule of Commissions.Fn1

     (d) (i)   Specimen Policy.Fn1 and filed herewith

         (ii)  Specimen Riders.Fn1

               (a)  Specimen Automatic Increase Rider. (filed herewith)

               (b)  Specimen Waiver of Specified Premium Rider. (filed herewith)

               (c)  Specimen Primary Insured Term Rider. (filed herewith)

               (d)  Specimen Other Insured Term Rider. (filed herewith)

               (e)  Specimen Guaranteed Death Benefit Rider. (filed herewith)

               (f)  Specimen Accidental Death Benefit Rider. (filed herewith)

               (g) Specimen Guaranteed Insurability Option Rider. (filed herewith)

               (h)  Specimen Children's Term Insurance Rider. (filed herewith)

               (i)  Specimen Exchange of Insured Rider. (filed herewith)

               (j) Specimen Terminal Illness Accelerated Benefits Rider. (filed herewith)

     (e) Specimen Application. (filed herewith)

     (f) (i) Amended and Restated Charter of Chubb Colonial Life Insurance Company.Fn1

     (f) (ii) By-Laws of Chubb Colonial Life Insurance Company.Fn1

     (g) Reinsurance Agreement.Fn7

     (h) Participation Agreements.

         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn2

         (ii) (a) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn7

         (ii) (b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc.Fn7

         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot LifeAmerica Insurance Company. (filed herewith)

         (iv) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot Life America Insurance Company.Fn8


          (v) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Colonial Life Insurance Company. (filed herewith)

          (vi) [reserved]

          (vii) Shareholder Services Agreement by and between Jefferson
     Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn3

          (viii) Participation Agreement between MFS Variable Insurance Trust, Chubb Colonial Life Insurance Company of America, and Massachusetts Financial Services Company. (filed herewith)

          (ix) Fund Participation Agreement by and among Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn7

          (x) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn3

              (b) PIMCO Insurance Trust Services Agreement.Fn7

          (xi) Participation Agreement among Jefferson Pilot LifeAmerica Insurance Company, ProFunds, and ProFund Advisors, LLC. (filed herewith)

          (xii) (a) Participation Agreement by and among Ayco Series Trust, Mercer Allied Company, L.P., and Jefferson Pilot Financial Insurance Company.Fn7

                (b) Administrative Services Agreement by and among Ayco Series Trust, the Ayco Company, L.P., and Jefferson Pilot Financial Insurance Company.Fn7

          (xiii) (a) Business Agreement by and among Jefferson Pilot Life America Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company. (filed herewith)

                 (b) Fund Participation Agreement among Jefferson Pilot LifeAmerica Insurance Company, American Funds Insurance Series, and Capital Research and Management Company. (filed herewith)

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion. (filed herewith)

     (l) Actuarial opinion and consent (filed herewith)

     (m) Sample calculation of items illustrated.Fn6

     (n) Auditors' consent. (filed herewith)

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(6)(12)(iii).Fn5

---------------------
1. Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6 dated April 22, 1996 (File No. 33-77496).

2. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

3. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

4.   Incorporated by reference to Post-Effective Amendment No. 3 to
     Registrant's Registration Statement on Form S-6, filed on December 17, 1996 (File No. 33-77496).

5. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 of JPF Separate Account A, filed April 18, 2001 (File No. 333-93367).

6. Incorporated by reference to Post-Effective Amendment No. 11 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 28, 2003 (File No. 033-77496).

7. Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registration on Form S-6 of JPF Separate Account A, filed April 24, 2003 (File No. 333-93367).

8. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to Registration Statement on Form S-6 of JPF Separate Account A, filed on April 28, 2003 (File No. 333-4228).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

--------------------------------------------------------------------------------

NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
Robert D. Bates                     Director, Executive Vice President
8801 Indian Hills Drive
Omaha, Nebraska 68114

Dennis R. Glass                     Director, Executive Vice President

Kenneth C. Mlekush                  Director, President

Hoyt J. Phillips                    Director, Senior Vice President

David A. Stonecipher                Director, Chairman and Chief Executive Officer

John D. Hopkins                     Executive Vice President and General Counsel

Charles C. Cornelio                 Executive Vice President

John C. Ingram                      Executive Vice President

Theresa M. Stone                    Executive Vice President, Chief Financial Officer

Reggie D. Adamson                   Senior Vice President

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Hal B. Phillips, Jr.                Senior Vice President and Chief Life Actuary

Richard T. Stange                   Senior Vice President, Deputy General Counsel

Michael Burns                       Vice President

Wendalyn J. Chase                   Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                    Vice President

Patricia B. Creedon                 Vice President
One Granite Place
Concord, NH 03301

Kenneth S. Dwyer                    Vice President

Patrick A. Lang                     Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                      Vice President, Secretary

Russell C. Simpson                  Vice President and Treasurer

Francis A. Sutherland, Jr.          Vice President

John A. Weston                      Vice President
One Granite Place
Concord, NH 03301

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 27, 2003.

Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 14A:3-5 of the New Jersey Business Corporation Act, in general, allows any corporation to indemnify a corporate agent (a director, officer, employee or agent of the corporation) against his or her expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his or her being or having been such a corporate agent, if such corporate agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his or her conduct was unlawful. However, in any proceeding by or in the right of the corporation to procure a judgment in its favor, no indemnification shall be provided in respect of any claim, issue or matter as to which such corporate agent shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all circumstances of the case, such corporate agent is fairly and reasonably entitled to indemnify for such expenses as the court shall deem proper.

         This provision also requires the corporation to reimburse the agent for his or her expenses in any such proceeding, to the extent that the agent has been successful on the merits or otherwise. No indemnification shall be made to or on behalf of a corporate agent if a judgment or other final adjudication adverse to the agent established that his or her acts or omissions were in breach of a duty of loyalty to the corporation or its shareholders, were not in good faith or involved a knowing violation of law, or resulted in a receipt by the corporate agent of an improper personal benefit.

         Article 8 of Registrant's Amended and Restated Charter states in pertinent part:

         "2. Each corporate agent shall be indemnified by the Company against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his having been such corporate agent to the fullest extent permitted by applicable law as the same exists or may hereafter be amended or modified. The right to indemnification conferred by this paragraph 2 shall also include the right to be paid by the Company the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law as the same exists or may hereafter be amended or modified. The right to indemnification conferred in this paragraph 2 shall be a contract right.

         "3. The Company may purchase and maintain insurance on behalf of any corporate agent against any expenses incurred by reason of his having been a corporate agent, whether or not the corporation would have the power to indemnify him against such expenses and liabilities under applicable law as the same exists or may hereafter be amended or modified. The Company may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Company, whether or not such insurer does business with other insureds."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot LifeAmerica Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for JPF Separate Account A, JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company, the Company's parent.

         JPVC serves as the distributor for JPF Separate Account D, which is a separate account of Jefferson Pilot LifeAmerica Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS

Ronald R. Angarella                 President
David K. Booth                      Vice President, Marketing
W. Thomas Boulter                   Vice President and Chief Compliance Officer
John A. Weston                      Treasurer and Chief Financial Officer
(Vacant)                            Secretary
Lisa S. Clifford                    Assistant Vice President, Compliance
Donna M. Wilbur                     Assistant Treasurer

DIRECTORS

Ronald R. Angarella
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot LifeAmerica Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot LifeAmerica Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, JPF Separate Account B, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 30th day of April, 2003.



(SEAL)                               JPF SEPARATE ACCOUNT B
                                       (Registrant)
                                     By: JEFFERSON PILOT LIFEAMERICA INSURANCE
                                         COMPANY (Depositor)

                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson

                                     Title:   Treasurer
                                     -------------------------------------------

                                   JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY (Depositor)

                                   By:  /s/ Charles C. Cornelio
                                        --------------------------------------
                                            Charles C. Cornelio

                                   Title: Executive Vice President
                                          ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
/s/ David A. Stonecipher              Director; Chairman of      April 30, 2003
-----------------------------------   the Board and Chief
    David A. Stonecipher              Executive Officer

/s/ Kenneth C. Mlekush
-----------------------------------   Director; President        April 30, 2003
    Kenneth C. Mlekush

/s/ Dennis R. Glass                   Director; Executive        April 30, 2003
-----------------------------------   Vice President
    Dennis R. Glass

/s/ Reggie Adamson                    Senior Vice President      April 30, 2003
-----------------------------------   and Chief Accounting
    Reggie Adamson                    Officer

/s/ Robert D. Bates                   Director; Executive        April 30, 2003
-----------------------------------   Vice President
    Robert D. Bates

/s/ Hoyt J. Phillips                  Director; Senior           April 30, 2003
-----------------------------------   Vice President
    Hoyt J. Phillips

/s/ Theresa M. Stone                  Executive Vice President   April 30, 2003
-----------------------------------   and Chief Financial
    Theresa M. Stone                  Officer

                                  EXHIBIT INDEX

d. (i)   Specimen Policy.

d. (ii)   (a) Specimen Automatic Increase Rider.

          (b)  Specimen Waiver of Specified Premium Rider.

          (c)  Specimen Primary Insured Term Rider.

          (d)  Specimen Other Insured Term Rider.

          (e)  Specimen Guaranteed Death Benefit Rider.

          (f)  Specimen Accidental Death Benefit Rider.

          (g)  Specimen Guaranteed Insurability Option Rider.

          (h)  Specimen Children's Term Insurance Rider.

          (i)  Specimen Exchange of Insured Rider.

          (j)  Specimen Terminal Illness Accelerated Benefit Rider.


e. Specimen Application.

h.

   (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot LifeAmerica Insurance Company.


   (v) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Colonial Life Insurance Company.

   (viii) Participation Agreement between MFS Variable Insurance Trust, Chubb Colonial Life Insurance Company of America, and Massachusetts Financial Services Company.


   (xi) Participation Agreement among Jefferson Pilot LifeAmerica Insurance Company, ProFunds, and ProFund Advisors LLC.

   (xii)  (a)  Business Agreement by and among Jefferson Pilot LifeAmerica
               Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company.

   (xiii) (b)  Fund Participation Agreement among Jefferson Pilot LifeAmerica
               Insurance Company, American Funds Insurance Series, and Capital Research and Management Company.

k. Legal Opinion.

l. Actuarial opinion and consent.

n. Auditors' consent.